                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Network Appliance, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            [NETWORKAPPLIANCE LOGO]

                            NETWORK APPLIANCE, INC.
                              495 EAST JAVA DRIVE
                              SUNNYVALE, CA 94089
                            ------------------------

Dear Network Appliance Shareholder:

     Network Appliance, Inc. will be holding our Annual Meeting of Shareholders on October 18, 2001, at 3:00 p.m., local time. The meeting will be held at our company headquarters located at 495 East Java Drive, Sunnyvale, California 94089. At the meeting, you will be asked to consider and vote upon the following proposals:

          1. To elect seven directors of the Company;

          2. To approve a series of amendments to the 1999 Stock Option Plan;

          3. To approve an amendment to our Employee Stock Purchase Plan;

          4. To approve the Company's reincorporation in Delaware; and

          5. To ratify the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending April 26, 2002.

          6. To transact such other business as may properly come before the meeting.

     After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote FOR each of the proposals. Details of the proposals and business to be conducted at the meeting can be found in the enclosed Proxy Statement.

     Your vote is extremely important and we appreciate you taking the time to vote promptly. After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's 2001 Annual Report has been mailed to all shareholders entitled to notice of and to vote at the Annual Meeting.

     Thank you for your participation in this important activity.

                                          Sincerely yours,

                                      [/s/ DANIEL J. WARMENHOVEN]

                                          Daniel J. Warmenhoven
                                          Chief Executive Officer

Sunnyvale, California
August 27, 2001

                        YOUR VOTE IS EXTREMELY IMPORTANT

PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT YOUR SHARES MAY BE VOTED.

                             NETWORKAPPLIANCE LOGO

                            NETWORK APPLIANCE, INC.
                              495 EAST JAVA DRIVE
                              SUNNYVALE, CA 94089
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 18, 2001
                            ------------------------

TO OUR SHAREHOLDERS:

    The Annual Meeting of Shareholders (the "Annual Meeting") of Network Appliance, Inc., a California corporation (the "Company"), will be held on October 18, 2001 at 3:00 p.m., local time, at the Company's headquarters, 495 East Java Drive, Sunnyvale, California 94089, for the following purposes:

    1. To elect the following individuals to serve as members of the Board of the Directors for the ensuing year or until their respective successors are duly elected and qualified: Daniel J. Warmenhoven, Donald T. Valentine, Sanjiv Ahuja, Carol A. Bartz, Michael R. Hallman, Sachio Semmoto and Robert T. Wall.

    2. To approve a series of amendments to the Company's 1999 Stock Option Plan (the "1999 Plan") which will increase the share reserve under the plan by an additional 13,400,000 shares of Common Stock and effect certain changes to the automatic option grant program in effect for the non-employee members of the Board of Directors.

    3. To approve an amendment to the Company's Employee Stock Purchase Plan (the "the ESPP") which will increase the share reserve under the plan by an additional 3,000,000 shares of Common Stock and extend the term of the ESPP to the last business day of May 2011.

    4. To approve the Company's reincorporation under the laws of the state of Delaware.

    5. To ratify the appointment of Deloitte and Touche LLP as independent accountants of the Company for the fiscal year ending April 26, 2002.

    6. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

    Shareholders of record at the close of business on August 21, 2001 are entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

    To ensure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted on at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

    Thank you for your participation.

                                      BY ORDER OF THE BOARD OF DIRECTORS,

                                  [/s/ DANIEL J. WARMENHOVEN]

                                      Daniel J. Warmenhoven
                                      Chief Executive Officer
Sunnyvale, California
August 27, 2001

    YOUR VOTE IS EXTREMELY IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                                PROXY STATEMENT
                            ------------------------

                   FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                            NETWORK APPLIANCE, INC.
                          TO BE HELD OCTOBER 18, 2001
                            ------------------------

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Network Appliance, Inc., a California corporation (the "Company" or "Network Appliance"), of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on October 18, 2001, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record on August 21, 2001 will be entitled to vote at the Annual Meeting. The Annual Meeting will be held at 3:00 p.m., local time, at the Company's headquarters, 495 East Java Drive, Sunnyvale, California 94089.

     It is anticipated that this Proxy Statement and the enclosed proxy card will be mailed to shareholders on or about September 7, 2001.

VOTING RIGHTS

     The close of business on August 21, 2001 was the record date for shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At the record date, the Company had approximately shares of its Common Stock, no par value, outstanding and entitled to vote at
the Annual Meeting, and approximately        registered shareholders. No shares
of the Company's Preferred Stock were outstanding. Holders of Common Stock are entitled to one vote for each share of Common Stock held by such shareholder on August 21, 2001. A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

     Shareholders may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors (the "Board of Directors" or the "Board") and when the proxy card is returned properly completed, it will be voted as directed by the shareholder on the proxy card. Shareholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted FOR Proposals 1, 2, 3, 4 and 5 and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting.

     The seven director nominees receiving the highest number of affirmative votes will be elected. Approval of Proposals 2, 3 and 5 requires (i) the affirmative vote of a majority of those shares present and voting and (ii) the affirmative vote of the majority of the required quorum. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum, but will not be considered as voting with respect to such proposals. Thus abstentions and broker non-votes can have the effect of preventing approval of proposals 2, 3 and 5 where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. Approval of Proposal 4 requires the affirmative vote of a majority of all the outstanding shares as of August 21, 2001. Thus abstentions and broker non-votes will have a negative effect on this proposal. All votes will be tabulated by the inspector of the election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

REVOCABILITY OF PROXIES

     Any person giving a proxy has the power to revoke it at any time before its exercise. You may revoke or change your proxy by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

     The Company will bear the cost of soliciting proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, electronic communication, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. The Company may retain a proxy solicitor to assist in the solicitations of proxies, for which the Company would expect to pay an estimated fee of $10,000 plus reimbursement of expenses. Except as described above, the Company does not intend to solicit proxies other than by mail.

ANNUAL REPORT

     The Annual Report of the Company for the fiscal year ended April 27, 2001 has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

     At the Annual Meeting, seven directors constituting the entire board are to be elected to serve until the next Annual Meeting of Shareholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. It is intended that the proxies will be voted for the seven nominees named below for election to the Company's Board of Directors unless authority to vote for any such nominee is withheld. There are seven nominees, each of whom is currently a director of the Company. All of the current directors were elected to the Board by the shareholders at the last Annual Meeting. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the nominees named below. The seven candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. The proxies solicited by this Proxy Statement may not be voted for more than seven nominees.

NOMINEES

     The nominees for directors of the Company, and their ages as of May 31, 2001, are as follows:

                   NAME                     AGE                      POSITION
                   ----                     ----                     --------
Daniel J. Warmenhoven.....................   50     Chief Executive Officer and Director
Donald T. Valentine.......................   68     Chairman of the Board, Director
Sanjiv Ahuja(2)...........................   44     Director
Carol A. Bartz(1).........................   52     Director
Michael R. Hallman(2).....................   56     Director
Sachio Semmoto............................   58     Director
Robert. T. Wall(1)........................   55     Director

---------------
(1) Member of Compensation Committee.

(2) Member of Audit Committee.

BUSINESS EXPERIENCE OF NOMINEES FOR ELECTION AS DIRECTORS

     DANIEL J. WARMENHOVEN joined the Company in October 1994 as President and Chief Executive Officer, and has been a member of the Board of Directors since October 1994. In May 2000, he resigned the role of President, and currently serves as Chief Executive Officer and Director of Network Appliance, Inc. Prior to joining the Company, Mr. Warmenhoven served in various capacities, including President, Chief Executive Officer and Chairman of the Board of Directors of Network Equipment Technologies, Inc., a telecommunications company, from November 1989 to January 1994. He presently serves on the Board of Directors of Redback Networks, Inc., a communications products company. Mr. Warmenhoven holds a B.S. degree in electrical engineering from Princeton University.

     DONALD T. VALENTINE has been a director of the Company and Chairman of the Board of Directors since September 1994. Mr. Valentine has been a general partner of Sequoia Capital, a venture capital firm, since 1972. He is also Chairman of the Board of diCarta Inc, Vice Chairman of Cisco Systems, Inc., and serves on the Board of Directors of EventSource.com.

     SANJIV AHUJA has been a member of the Board of Directors since August 1998. Mr. Ahuja is the Founder and Chief Executive Officer of Comstellar Technologies, Inc., a telecommunications holding company. Prior to founding Comstellar Technologies, he was President and Chief Operating Officer of Telcordia Technologies (formerly Bellcore), a leading provider of telecommunications software and consulting, and a wholly-owned subsidiary of Science Applications International Corporation (SAIC). He joined Telcordia in 1994 as Corporate Vice President and President of the Software Systems Group after holding several key executive positions at IBM, where he began his career in 1979. Mr. Ahuja currently serves on the Boards of Directors of Danet, Inc., Intesa and Tecsi. He received a B.S. degree in electrical engineering from Delhi University, India and a Master of Science degree in computer science from Columbia University.

     CAROL A. BARTZ has been a member of the Board of Directors since September 1995. From April 1992 to the present, Ms. Bartz has served as Chairman of the Board and Chief Executive Officer of Autodesk, Inc., a design software company. Prior to that, Ms. Bartz was with Sun Microsystems, Inc. from September 1983 to April 1992, most recently as Vice President of Worldwide Field Operations. In addition, Ms. Bartz currently serves on the Boards of Directors of Cisco Systems, Inc., VA Linux Systems, Inc. and BEA Systems, Inc. Ms. Bartz received a B.A. degree in computer science from the University of Wisconsin.

     MICHAEL R. HALLMAN has been a member of the Board of Directors since August 1994. Mr. Hallman is President of The Hallman Group, a management consulting firm, which he founded in June 1992. Prior to that, he served as President and Chief Operating Officer of Microsoft Corporation, a microcomputer software company, from March 1990 to March 1992. He presently serves on the Boards of Directors of InFocus Systems Inc., Digital Insight and Intuit Inc. Mr. Hallman holds B.B.A. and M.B.A. degrees from the University of Michigan.

     DR. SACHIO SEMMOTO has been a member of the Board of Directors since December 1999. Dr. Semmoto is Founder and CEO of eAccess, Ltd. in Japan. Prior to that, he spent 30 years in senior technology management positions, including Nippon Telephone & Telegraph, Kyocera, and DDI Corp. (KDDI) which he co-founded in 1984. Dr. Semmoto is recognized as a leading Japanese academic in the areas of entrepreneurship and information technology. He was a Professor at the Graduate School of Business Administration, Keio University in Tokyo and a Visiting Professor at Haas School of Business, University of California, Berkeley. He is also a Fellow of the IEEE and a regular member of the Institute of Electronics and Communications Engineers. He co-founded the Japan Academic Society of Ventures and Entrepreneurs as Vice President and has been supporting high tech start-ups in the U.S. and Japan from high-level managing positions. He is a graduate of Kyoto University, Japan and received his Ph.D. from University of Florida.

     ROBERT T. WALL has been a member of the Board of Directors since January 1993. Since August 1984, Mr. Wall has been the Founder and President of On Point Developments, LLC, a venture management and investment company. He was also a founder and since November 2000 the Chairman of the Board of Directors of Woodside Networks, Inc., a development-stage broadband mobile wireless data communications company. From June 1997 to November 1998, he was Chief Executive Officer and a member of the Board of

Directors of Clarity Wireless, Inc., a broadband wireless data communications company that was acquired by Cisco Systems, Inc. in November 1998. Mr. Wall was Chairman of the Board, President and Chief Executive Officer of Theatrix Interactive, Inc., a consumer educational software publisher, from April 1994 to August 1997. He received an A.B. degree in economics from De Pauw University and an M.B.A. degree from Harvard Business School.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held six (6) meetings during fiscal 2001. Each member of the Board of Directors during fiscal 2001 attended more than seventy-five percent (75%) of the aggregate of (i) the total number of meetings of the Board of Directors held during such period and (ii) the total number of meetings held during such period by all Committees of the Board on which he or she served except for Director Carter. Director Carter is not standing for re-election. There are no family relationships among executive officers or directors of the Company. The Board of Directors has an Audit Committee and a Compensation Committee.

     During fiscal 2001, the Audit Committee was comprised of Directors Ahuja, Carter and Hallman. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company's auditors and the accounting practices of the Company. The Audit Committee of the Board of Directors held four (4) meetings during fiscal 2001.

     The Compensation Committee, which is comprised of Directors Bartz and Wall, establishes salaries, incentive bonus programs and other forms of compensation for officers and other employees of the Company and administers the incentive compensation and benefit plans of the Company. The Compensation Committee of the Board of Directors held two (2) meetings during fiscal 2001. In addition the Committee approved stock option grants on a monthly basis by means of Unanimous Written Consents.

DIRECTOR COMPENSATION

     The members of the Board of Directors do not receive any cash compensation for services provided in such capacity. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors. However, the directors are currently eligible to receive stock options under the Automatic Option Grant Program in effect under the 1999 Stock Option Plan (the "1999 Plan"), under which option grants are automatically made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to 100% of the fair market value of the option shares on the grant date.

     At the 2000 Annual Shareholders Meeting held on October 11, 2000, each of the following individuals re-elected as a non-employee Board member at that meeting received an option grant for 15,000 shares of Common Stock under the Automatic Option Grant Program of the 1999 Plan with an exercise price of $121.69 per share, the fair market value per share of Common Stock on the grant date: Messrs. Valentine, Ahuja, Carter, Hallman, and Wall, Ms. Bartz and Dr. Semmoto. Each of those options has a term of 10 years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service, and is immediately exercisable for all the option shares. However, any shares purchased upon exercise of the option are subject to repurchase by the Company, at the option exercise price paid per share, should the optionee cease service on the Board prior to vesting in those shares. The shares subject to each such 15,000 share grant will vest upon the optionee's completion of one term of Board service measured from the grant date and continuing through the day immediately preceding the next Annual Shareholders Meeting. However, each outstanding option will immediately vest upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Board member.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ELECTION OF ALL OF THE ABOVE NOMINEES FOR ELECTION AS DIRECTORS.

                                PROPOSAL NO. 2:

              APPROVAL OF AMENDMENT TO THE 1999 STOCK OPTION PLAN

GENERAL

     The shareholders are being asked to approve a series of amendments to the Company's 1999 Stock Option Plan (the "1999 Plan") which will increase the reserve of Common Stock available for issuance under the 1999 Plan by an additional 13,400,000 shares and effect the following changes to the automatic option grant program in effect for the non-employee members of the Board of Directors (the "Board"):

          (a) increase the number of shares of Common Stock for which automatic option grants are to be made to newly elected or appointed non-employee Board member from 40,000 shares to 55,000 shares, and

          (b) change the vesting schedule in effect for each such automatic option grant from four (4) successive equal annual installments to the vesting of 25,000 shares after one (1) year of Board service and the balance in three (3) successive equal annual installments thereafter.

     The Board approved the foregoing amendments on August 9, 2001, subject to shareholder approval at the Annual Meeting. The amendments are designed to provide the Company with the continuing ability to use equity incentives to attract and retain the services of individuals essential to the Company's financial success and to fashion a more competitive equity compensation package to attract and retain the services of highly-qualified and experienced individuals to serve on the Board. After reviewing surveys of non-employee director compensation, including the equity incentives provided to those individuals, the Board concluded that the size of the initial option grants for new non-employee Board members had to be increased in order to attract and retain the type of skilled and talented non-employee individuals whom the Company seeks for service on the Board.

1999 PLAN BACKGROUND

     The 1999 Plan was originally adopted by the Board on August 17, 1999 and approved by the shareholders at the 1999 Annual Meeting held on October 26, 1999.

     The following is a summary of the principal features of the 1999 Plan, as most recently amended. This summary, however, does not purport to be a complete description of all the provisions of the 1999 Plan. Any shareholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's principal offices in Sunnyvale, California.

STRUCTURE OF THE 1999 PLAN

     The 1999 Plan is divided into two separate components: (a) the Discretionary Option Grant Program and (b) the Automatic Option Grant Program. Under the Discretionary Option Grant Program, individuals in the Company's service may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock at an exercise price not less than the fair market value of those shares on the grant date. Under the Automatic Option Grant Program, option grants are automatically made at periodic intervals to non-employee members of the Board.

ADMINISTRATION

     The Discretionary Option Grant Program is administered by the Compensation Committee of the Board. This committee (the "Plan Administrator") will have complete discretion (subject to the provisions of the 1999 Plan) to authorize option grants under the Discretionary Option Grant Program. The Board may also appoint a secondary committee of two or more Board members to administer the Discretionary Option Grant Program with respect to individuals other than the Company's executive officers.

     All grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and the Plan Administrator will exercise no administrative discretion with respect to the grants made thereunder.

SECURITIES SUBJECT TO 1999 PLAN

     Forty-one million four hundred thousand (41,600,000) shares of the Company's Common Stock are authorized for issuance over the 10-year term of the 1999 Plan assuming shareholder approval of the 13,400,000-share increase which forms part of this Proposal. As of May 31, 2001, options for 19,533,362 shares were outstanding, and 8,626,638 shares remained available for future option grants. The shares will be made available either from the Company's authorized but unissued Common Stock or from Common Stock reacquired by the Company.

     In no event may any one individual participating in the 1999 Plan be granted stock options for more than 3,000,000 shares of Common Stock in the aggregate per calendar year. Shareholder approval of this Proposal will also constitute re-approval of such 3,000,000 share limitation for purposes of Internal Revenue Code Section 162(m), which imposes certain limitations on the deductibility of non-performance based compensation paid to the Company's executive officers.

     In the event any change is made to the Common Stock issuable under the 1999 Plan by reason of any stock split, stock dividend, combination of shares, merger, reorganization, consolidation, recapitalization, exchange of shares, or other change in capitalization of the Company affecting the Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (a) the maximum number and/or class of securities issuable under the 1999 Plan, (b) the maximum number and/or class of securities for which any one individual may be granted stock options under the 1999 Plan per calendar year, (c) the class and/or number of securities and option exercise price per share in effect under each outstanding option and (d) the class and/or number of securities for which automatic option grants are to be subsequently made to both new and continuing non-employee Board members under the Automatic Option Grant Program. The adjustments to the outstanding options will prevent the dilution or enlargement of benefits thereunder.

     The grant of stock options under the 1999 Plan will not affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

OTHER STOCK PLANS

     The Company maintains two other equity incentive plans under which individuals in the Company's service may acquire shares of Common Stock:

  The 1995 Plan

     101,700,192 shares of Common Stock have been reserved for issuance over the term of the Company's 1995 Stock Incentive Plan (the "1995 Plan"). The 1995 Plan is divided into three separate equity incentive programs: (a) the discretionary option grant program under which individuals in the Company's service, including officers, employees and non-employee Board members, may be granted options to purchase shares of Common Stock at an exercise price per share not less than the fair market value per share of Common Stock on the grant date, (b) the stock issuance program under which such individuals may be issued shares of Common Stock directly, through the purchase of such shares at a price per share not less than their fair market value at the time of issuance or as a fully paid bonus for services rendered the Company or the attainment of designated performance goals and (c) the salary investment option grant program under which the Company's executive officers and other highly-compensated employees may elect to have a portion of their base salary applied each year to the acquisition of special below-market option grants which vest in a series of twelve successive equal monthly installments.

     As of May 31, 2001, options covering 50,102,739 shares of Common Stock were outstanding under the 1995 Plan, 4,322,994 shares remained available for future option grants and direct stock issuances, and 47,274,459 shares had been issued.

  The Non-Officer Plan

     The Special Non-Officer Stock Option Plan (the "Non-Officer Plan") was implemented by the Board on April 30, 1997. Options may be granted under the Non-Officer Plan to employees of the Company (or any parent or subsidiary corporation) who are neither officers nor Board members at the time of the grant. 6,400,000 shares of Common Stock have been authorized by the Board for issuance under the Non-Officer Plan. All option grants will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date. As of May 31, 2001, options covering 2,884,799 shares of Common Stock were outstanding under the Non-Officer Plan, 279,214 shares remained available for future option grants, and 3,235,987 shares had been issued.

     Share issuances under the 1999 Plan will not reduce or otherwise affect the number of shares of Common Stock available for issuance under the 1995 Plan or the Non-Officer Plan, and share issuances under those two plans will not reduce or otherwise affect the number of shares of Common Stock available for issuance under the 1999 Plan.

ELIGIBILITY

     Employees (including officers) and consultants and other independent advisors in the service of the Company (or its parent or subsidiary companies) who contribute to the management, growth and financial success of the Company (or its parent or subsidiary companies) will be eligible to participate in the Discretionary Option Grant Program of the 1999 Plan. Only non-employee Board members are eligible to participate in the Automatic Grant Program.

     As of May 31, 2001, 2,385 employees (including 5 executive officers) were eligible to participate in the Discretionary Option Grant Program, and the 7 non-employee Board members were eligible to receive grants under the Automatic Option Grant Program.

VALUATION

     The fair market value per share of Common Stock under the 1999 Plan on any relevant date will be the closing selling price on the date in question, as reported on the Nasdaq National Market and published in The Wall Street Journal. On May 31, 2001, the fair market value per share of the Common Stock determined on such basis was $18.60 per share.

SHAREHOLDER RIGHTS AND OPTION TRANSFERABILITY

     No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

DISCRETIONARY OPTION GRANT PROGRAM

     Options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options which are not intended to meet such requirements. The principal features of the grants made under the Discretionary Option Grant Program may be summarized as follows:

     PRICE AND EXERCISABILITY

     The exercise price per share must not be less than 100% of the fair market value per share of the Common Stock on the grant date. No option may be outstanding for more than a 10-year term. The options will generally become exercisable in a series of installments over the optionee's period of service with the Company.

     The exercise price is payable in cash or with shares of the Company's common stock. The exercise price may also be paid through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

     TERMINATION OF SERVICE

     The Plan Administrator has complete discretion to establish the period of time for which any option is to remain exercisable following the optionee's cessation of service with the Company. Under no circumstances may an option be exercised after the specified expiration date of the option term. Each option under the Discretionary Option Grant Program will be exercisable only to the extent of the number of shares for which such option is exercisable at the time of the optionee's cessation of employment or service. However, the Plan Administrator has the discretion, exercisable at any time while the option remains outstanding, to accelerate the vesting of such option in whole or in part or to extend the post-termination exercise period.

     The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in such shares. The Plan Administrator will have complete discretion in establishing the vesting schedule for any such unvested shares and will have full authority to cancel the Company's outstanding repurchase rights with respect to one or more unvested shares held by the optionee and may exercise this discretion at any time, whether before or after the optionee's service actually ceases.

     CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator has the authority to effect the cancellation of any or all options outstanding under the Discretionary Option Grant Program and to grant in substitution therefor new options covering the same or different numbers of shares of common stock but with an exercise price per share not less than 100% of the fair market value of the common stock on the new grant date. However, such option cancellation/regrant program will be subject to the following two limitations: (a) only options held by employees who are neither executive officers of the Company nor members of the Board may be so cancelled and regranted and (b) the total number of shares subject to options which are so cancelled and regranted from time to time will not in the aggregate exceed ten percent (10%) of the total number of shares of Common Stock authorized for issuance under the 1999 Plan.

     CORPORATE TRANSACTION

     In the event of a Corporate Transaction (defined below), each outstanding option under the Discretionary Option Grant Program will vest and become exercisable for all the option shares as fully vested shares, unless that option is to be assumed by the successor corporation or to be replaced with a cash incentive program which preserves the existing option spread on the unvested option shares and provides for subsequent payout of that spread in accordance with the same vesting schedule for the shares. The Plan Administrator will have the discretion to structure one or more option grants under the Discretionary Option Grant Program so that those options will automatically vest in the event the individual's service is subsequently terminated within a specified period (not to exceed twelve (12) months) following a Corporate Transaction in which those options and shares do not otherwise vest on an accelerated basis. The Plan Administrator may also structure one or more option grants under the Discretionary Option Grant Program so that those options will automatically vest in full upon a Corporate Transaction.

     A Corporate Transaction includes any of the following shareholder-approved transactions: (a) a merger or consolidation in which more than fifty percent (50%) of the Company's outstanding voting stock is transferred to persons different from the persons holding those securities immediately prior to such transaction, or (b) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

     CHANGE IN CONTROL

     The Plan Administrator will have the discretionary authority to provide for accelerated vesting of one or more outstanding options under the Discretionary Option Grant Program in connection with a Change in Control, with such accelerated vesting to occur either at the time of the Change in Control or upon the subsequent termination of the optionee's service.

     A Change in Control will be deemed to occur under the 1999 Plan upon: (a) the acquisition of more than 50% of the Company's outstanding voting stock pursuant to a tender or exchange offer made directly to the Company's shareholders or (b) a change in the composition of the Board of Directors over a period of 36 months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (x) have been members of the Board continuously since the beginning of such period or (y) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (x) who were still in office at the time such election or nomination was approved by the Board.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     SPECIAL TAX ELECTION

     The Plan Administrator may provide one or more holders of non-statutory options under the Discretionary Option Grant Program with the right to have the Company withhold a portion of the shares of Common Stock otherwise issuable to such individuals upon the exercise of those options or vesting of those shares in order to satisfy the Federal and state income and employment withholding taxes to which such individuals may become subject in connection with such exercise or vesting. Alternatively, the Plan Administrator may allow such individuals to deliver already existing shares of the Company's Common Stock in payment of such withholding tax liability.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. All grants under such program will be made in strict compliance with the express provisions of the program, and shareholder approval of this Proposal will also constitute pre-approval of each option granted on or after the date of the Annual Meeting pursuant to the amended provisions of the Automatic Option Grant Program summarized below and the subsequent exercise of that option in accordance with such provisions.

     On August 9, 2001, the Board amended the provisions of the Automatic Option Grant Program to increase the number of shares of Common Stock for which option grants are made to newly elected or appointed non-employee Board members under the Automatic Option Grant Program from 40,000 shares to 55,000 shares.

     Accordingly, each individual who is first elected or appointed to the Board as a non-employee member at any time on or after the date of the 2001 Annual Shareholders Meeting will, at the time of such initial election or appointment, be granted an option to purchase 55,000 shares of Common Stock under the amended

Automatic Option Grant Program, provided such individual has not previously been in the employ of the Company.

     On the date of each annual Shareholders Meeting, each individual who will continue to serve as a non-employee Board member will be granted an option to purchase an additional 15,000 shares of Common Stock under the Automatic Option Grant Program, provided such individual has served as a non-employee Board member for at least six months.

     Each option grant under the Automatic Option Grant Program will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the grant date and a maximum term of 10 years measured from such date, subject to earlier termination upon the optionee's cessation of Board service. Each option will be immediately exercisable for the option shares. However, any shares purchased under the option will be subject to repurchase by the Company at the option exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 55,000-share automatic grant will vest as follows: (a) 25,000 shares will vest upon the optionee's completion of one (1) year of Board service measured from the grant date, and (b) the balance of the shares will vest in a series of three (3) successive equal annual installments upon the optionee's completion of each year of Board service over the three (3)-year period measured from the first anniversary of such grant date. The shares subject to each annual 15,000-share grant will vest upon the optionee's continuation in Board service through the day immediately preceding the next Annual Shareholders Meeting following the grant date of that option.

     The shares subject to each automatic option grant will immediately vest in full upon (a) the optionee's death or permanent disability while a Board member or (b) the occurrence of a Corporate Transaction or Change in Control.

  Options Granted

     The table below shows, as to each of the Named Executive Officers and the various indicated groups, the following information with respect to stock option transactions effected during the period from January 1, 1999 to May 31, 2001:
(i) the number of shares of Common Stock subject to options granted under the 1999 Plan during that period and (ii) the weighted average exercise price payable per share under such options.

                                                              OPTIONS GRANTED      WEIGHTED AVERAGE
                     NAME AND POSITION                       (NUMBER OF SHARES)     EXERCISE PRICE
                     -----------------                       ------------------    ----------------
Daniel J. Warmenhoven, Chief Executive Officer.............       1,300,000             $33.14
Jeffry R. Allen, Executive Vice President Finance and
  Operations and Chief Financial Officer...................         800,000             $32.82
David Hitz, Executive Vice President Engineering...........         700,000             $34.62
James K. Lau, Executive Vice President Corporate
  Development and Chief Strategy Officer...................         700,000             $34.62
Thomas F. Mendoza, President...............................         975,000             $33.45
All executive officers as a group (Five persons)...........       4,475,000             $33.61
Donald T. Valentine, Chairman of the Board and Director....          55,000             $45.30
Sanjiv Ahuja, Director.....................................          55,000             $45.30
Carol A. Bartz, Director...................................          55,000             $45.30
Larry R. Carter, Director..................................          55,000             $45.30
Michael R. Hallman, Director...............................          55,000             $45.30
Sachio Semmoto, Director...................................         175,000             $39.00
Robert T. Wall, Director...................................          55,000             $45.30
All directors who are not officers (Seven persons).........         505,000             $43.12
All employees, including current officers who are not
  executive officers, as a group...........................      15,147,833             $44.50

  Amendment and Termination of the 1999 Plan

     The Board may amend or modify the 1999 Plan in any or all respects whatsoever subject to any shareholder approval required under applicable law or regulation. The Board may terminate the 1999 Plan at any time, but in no event will the 1999 Plan continue beyond August 16, 2009.

FEDERAL TAX CONSEQUENCES

  Option Grants

     Options granted under the 1999 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to satisfy such requirements. The Federal income tax treatment for the two types of options differs as follows:

  Incentive Stock Options

     No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

     For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition of the purchased shares will occur if the sale or disposition is made more than two years after the date the option for the shares was granted and more than one year after the date that the option was exercised for the particular shares involved in the sale or disposition. Unless both of those requirements are satisfied, a disqualifying disposition of the purchased shares will result.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for such shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

  Non-Statutory Options

     No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of a non-statutory option are subject to a substantial risk of forfeiture (such as the Company's right to repurchase unvested shares at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares), then the optionee will not recognize any taxable income at the time the option is exercised for such unvested shares but will have to report as ordinary income, as the shares vest, an amount equal to the excess of (a) the fair market value of the shares on the vesting date over (b) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise an amount equal to the amount by which the fair market value of the purchased shares on the date of exercise (determined as if the unvested shares were not subject to the Company's repurchase right) exceeds the exercise price paid for those shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the shares vest.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory options will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

ACCOUNTING TREATMENT

     Under current accounting rules, option grants to employees and non-employee members of the Board of Directors under the Discretionary Option Grant and Automatic Option Grant Programs with an exercise price equal to the fair market value of the shares on the grant date will not result in a direct compensation expense to the Company's earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose the impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Option grants made to non-employees will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date of that option and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares. In addition, any options which are repriced (under the cancellation and re-grant provisions of the plans) after December 15, 1998 will also trigger a direct charge to the Company's reported earnings measured by the appreciation in value of the underlying shares between the grant date of the option and the date the option is exercised for those shares.

NEW PLAN BENEFITS

     No option grants have been made on the basis of the 13,400,000-share increase which forms part of this Proposal. If the Proposal is approved by the shareholders at the Annual Meeting, then each individual who is first elected as a non-employee Board member on or after the date of the Annual Meeting will receive at the time of his or her election or appointment an option grant under the Automatic Option Grant Program to purchase 55,000 shares of Common Stock with an exercise price per share equal to the closing selling price per share of Common Stock on that date. This option will vest with respect to 25,000 shares after one (1) year of Board service and the balance will vest in three (3) successive equal annual installments thereafter.

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the shares present or represented and voting at the Annual Meeting, together with the affirmative vote of a majority of the required quorum for such meeting, is required for approval of the amendments to the 1999 Plan. If such shareholder approval is not obtained, then the 13,400,000-share increase will not be implemented, and any option grants made on the basis of that increase will terminate without ever becoming exercisable for any of the option shares. In addition, the size of the initial option grant made to each newly elected or appointed non-employee Board member under the Automatic Option Grant Program will remain at 40,000 shares and will continue to vest in four (4) successive equal annual installments.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors believes that the amendments to the 1999 Plan are necessary in order to provide additional equity incentives to attract and retain the services of key individuals essential to the Company's long-term success and talented and experienced non-employee Board members.

     FOR THIS REASON, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THOSE AMENDMENTS.

                                PROPOSAL NO. 3:

            AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

     The shareholders are being asked to approve an amendment to the Purchase Plan which will effect the following changes:

          (a) increase the number of shares of Common Stock authorized for issuance under the Purchase Plan by an additional 3,000,000 shares, and

          (b) extend the term of the Purchase Plan to the last business day in May 2011.

     The purpose of the amendment is to ensure the Company will continue to have a sufficient reserve of Common Stock available under the Purchase Plan to provide eligible employees of the Company and its participating affiliates (whether now existing or subsequently established) with the opportunity to purchase shares of Common Stock at semi-annual intervals through their accumulated periodic payroll deductions.

     The Purchase Plan was adopted by the Board on September 25, 1995 and became effective on November 20, 1995 in connection with the Company's initial public offering of the Common Stock. The amendment which is the subject of this Proposal was adopted by the Board of Directors on August 9, 2001, subject to shareholder approval at the Annual Meeting.

     The terms and provisions of the Purchase Plan, as most recently amended, are summarized below. This summary, however, does not purport to be a complete description of the Purchase Plan. Any shareholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's principal offices in Sunnyvale, California.

                        DESCRIPTION OF THE PURCHASE PLAN

ADMINISTRATION

     The Purchase Plan is administered by the Compensation Committee of the Board. Such committee as plan administrator has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by the Company without charge to participants.

SHARE RESERVE

     The maximum number of shares of Common Stock reserved for issuance over the term of the Purchase Plan is limited to 11,200,000 shares, assuming shareholder approval of the 3,000,000-share increase which forms part of this Proposal. As of May 31, 2001, 6,535,099 shares had been issued under the Purchase Plan, and 4,664,901 shares were available for future issuance, assuming shareholder approval of the 3,000,000 share increase.

     The shares issuable under the Purchase Plan may be made available from authorized but unissued shares of the Common Stock or from shares of Common Stock repurchased by the Company, including shares repurchased on the open market.

     In the event that any change is made to the outstanding Common Stock (whether by reason of any stock split, stock dividend, recapitalization, exchange or combination of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration), appropriate adjustments will be made to (a) the maximum number and class of securities issuable under the Purchase Plan, (b) the maximum number and class of securities purchasable per participant on any one semi-annual purchase date, (c) the maximum number and class of securities purchasable in total by all participants on any one purchase date and (d) the maximum number and class of securities by which the share reserve is to increase automatically each calendar year. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Purchase Plan or the outstanding purchase rights thereunder.

OFFERING PERIOD AND PURCHASE RIGHTS

     Shares of Common Stock have in the past been offered under the Purchase Plan through a series of separate and discrete offering periods, each with a maximum duration of twenty-four (24) months and with a new offering period to begin only upon the conclusion of the immediately preceding offering. The current offering period will end on November 30, 2001.

     Effective with the offering period beginning December 3, 2001, the shares will be offered through a series of overlapping offering periods, each with a maximum duration of twenty-four (24) months. Such offering periods will begin on the first business day of June and on the first business day of December each year over the term of the Purchase Plan. Accordingly, two (2) separate offering periods will begin in each calendar year.

     Each offering period will consist of a series of one or more successive purchase intervals. Purchase intervals will run from the first business day in June to the last business day in November each year and from the first business day in December each year to the last business day in May in the immediately succeeding year. Accordingly, shares will be purchased on the last business day in May and November each year with the payroll deductions collected from the participants for the purchase interval ending with each such semi-annual purchase date.

     If the fair market value per share of Common Stock on any semi-annual purchase date within a particular offering period beginning on or after December 3, 2001 is less than the fair market value per share of Common Stock on the start date of that offering period, then the participants in that offering period will automatically be transferred from that offering period after the semi-annual purchase of shares on their behalf and enrolled in the new offering period which begins on the next business day following such purchase date.

ELIGIBILITY AND PARTICIPATION

     Any individual who is employed on a basis under which he or she is regularly expected to work for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the Purchase Plan) is eligible to participate in the Purchase Plan.

     An individual who is an eligible employee on the start date of any offering period may join that offering period at that time. However, no employee may participate in more than one offering period at a time.

     As of May 31, 2001, approximately 2,385 employees, including 5 executive officers, were eligible to participate in the Purchase Plan.

PURCHASE PRICE

     The purchase price of the Common Stock purchased on behalf of each participant on each semi-annual purchase date will be equal to 85% of the lower of (i) the fair market value per share of Common Stock on the start date the offering period in which the participant is enrolled or (ii) the fair market value on the semi-annual purchase date.

     The fair market value per share of Common Stock on any particular date under the Purchase Plan will be deemed to be equal to the closing selling price per share on such date reported on the Nasdaq National Market and published in The Wall Street Journal. On May 31, 2001, the closing selling per share of Common Stock on the Nasdaq National Market was $18.60.

PAYROLL DEDUCTIONS AND STOCK PURCHASES

     Each participant may authorize periodic payroll deductions in any multiple of 1% up to a maximum of 10% of his or her total cash earnings (generally base salary, bonuses, overtime pay and commissions) to be applied to the acquisition of Common Stock at semi-annual intervals. Accordingly, on each semi-annual purchase date (the last business day in May and November each year), the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase date.

SPECIAL LIMITATIONS

     The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

     - Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of Common Stock (valued at the time each purchase right is granted) for each calendar year those purchase rights are outstanding at any time.

     - Purchase rights may not be granted to any individual if such individual would, immediately after the grant, own or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

     - No participant may purchase more than 1,500 shares of Common Stock on any one purchase date.

     - The maximum number of shares of Common Stock purchasable in total by all participants on any one purchase date will be limited to 1,000,000 shares for each purchase date within each subsequent offering period.

     The Compensation Committee will have the discretionary authority to increase or decrease the per participant and total participant limitations on the start date of any new offering period under the Purchase Plan.

WITHDRAWAL RIGHTS AND TERMINATION OF EMPLOYMENT

     The participant may withdraw from the Purchase Plan at any time, and his or her accumulated payroll deductions may either be applied to the purchase of shares on the next semi-annual purchase date or refunded.

     Upon the participant's cessation of employment or loss of eligible employee status, payroll deductions will automatically cease. Any payroll deductions which the participant may have made for the semi-annual period in which such cessation of employment or loss of eligibility occurs will be immediately refunded.

SHAREHOLDER RIGHTS

     No participant will have any shareholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

ASSIGNABILITY

     Purchase rights are not assignable or transferable by the participant other than by will or by the laws of inheritance following the participant's death, and the purchase rights are exercisable only by the participant during the participant's lifetime.

CHANGE IN OWNERSHIP

     In the event a change in ownership occurs, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such change. The purchase price in effect for each participant will be equal to 85% of the lower of (a) the fair market value per share of Common Stock on the start date of the offering period in which the participant is enrolled at the time the change in ownership occurs or (b) the fair market value per share of Common Stock immediately prior to such change. The limitation on the maximum number of shares purchasable in total by all participants on any one purchase date will not be applicable to any purchase date attributable to a change in ownership.

     A change in ownership will be deemed to occur if (a) the Company is acquired through a merger or consolidation in which more than 50% of the Company's outstanding voting stock is transferred to a person or persons different from those who held stock immediately prior to such transaction, (b) the Company sells, transfers or disposes of all or substantially all of its assets or (c) any person or related group of persons acquires ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders.

SHARE PRO-RATION

     Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed either (a) the maximum number of shares purchasable in total by all participants on any one purchase date or (b) the number of shares then available for issuance under the Purchase Plan, then the plan administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis. In such an event, the plan administrator will refund the accumulated payroll deductions of each participant, to the extent in excess of the purchase price payable for the Common Stock pro-rated to such individual.

AMENDMENT AND TERMINATION

     The Purchase Plan will terminate upon the earliest of (a) the last business day in May 2011, assuming this Proposal is approved by the Company's shareholders at the Annual Meeting, or November 30, 2005 in the absence of such shareholder approval, (b) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (c) the date on which all purchase rights are exercised in connection with a change in ownership.

     The Board may at any time alter, suspend or terminate the Purchase Plan. However, the Board may not, without shareholder approval, (a) increase the number of shares issuable under the Purchase Plan, (b) alter the purchase price formula so as to reduce the purchase price or (c) modify the requirements for eligibility to participate in the Purchase Plan.

PLAN BENEFITS

     The table below shows, as to the Named Executive Officers and specified groups, the number of shares of Common Stock purchased under the Purchase Plan between January 1, 2000 and May 31, 2001, the most recent purchase date, together with the purchase price paid per share.

PURCHASE PLAN TRANSACTIONS

                                                              NUMBER OF
                                                              PURCHASED    WEIGHTED AVERAGE
                            NAME                               SHARES       PURCHASE PRICE
                            ----                              ---------    ----------------
Daniel J. Warmenhoven.......................................      1,600         $21.19
  Chief Executive Officer
Jeffry R. Allen.............................................      1,952         $22.16
  Executive Vice President, Finance and Operations,
  Chief Financial Officer and Secretary
David Hitz..................................................         --         $   --
  Executive Vice President Engineering
Thomas F. Mendoza...........................................      1,620         $21.25
  President
James Lau...................................................      2,002         $20.92
  Executive Vice President Corporate Development
  and Chief Strategy Officer
All current executive officers as a group (5 persons).......      7,174         $21.39
All employees, including current officers who are not
  executive officers, as a group (1,917 persons)............  1,040,993         $21.00

NEW PLAN BENEFITS

     No purchase rights have been granted, and no shares have been issued, on the basis of the 3,000,000-share increase which form part of this Proposal.

FEDERAL TAX CONSEQUENCES

     The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) year after the actual semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant will also recognize capital gain equal to the amount by which the amount realized upon the sale or disposition exceeds the sum of the aggregate purchase price paid for the shares and the ordinary income recognized in connection with their acquisition.

     If the participant sells or disposes of the purchased shares more than two
(2) years after the start date of the offering period in which the shares were acquired and more than one (1) year after the actual semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (a) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (b) fifteen percent (15%) of the fair market value of the shares on the start date of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of (a) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (b) fifteen percent (15%) of the fair market value of the shares on the start date of the offering period in which those shares were acquired will constitute ordinary income in the year of death.

ACCOUNTING TREATMENT

     Under current accounting principles applicable to employee stock purchase plans qualified under Section 423 of the Internal Revenue Code, the issuance of Common Stock under the Purchase Plan will not result in a compensation expense chargeable against the Company's reported earnings. However, the Company must disclose the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the fair value of those purchase rights treated as compensation expense.

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding shares of the Company present or represented and voting at the Annual Meeting, together with the affirmative vote of a majority of the required quorum for such meeting, is required for approval of the amendment to the Purchase Plan described in this Proposal. Should such shareholder approval not be obtained, then the 3,000,000-share increase which forms part of such Proposal will not be implemented, and the termination date for the Purchase Plan will remain November 30, 2005. No additional purchase rights will be granted on the basis of the proposed share increase, and the Purchase Plan will terminate once the shares in the existing share reserve have been issued.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board believes that it is in the best interests of the Company to continue to provide employees with the opportunity to acquire an ownership interest in the Company through their participation in the Purchase Plan and thereby encourage them to remain in the Company's employ and more closely align their interests with those of the shareholders.

     FOR THIS REASON, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THIS PROPOSAL.

                                PROPOSAL NO. 4:

                          REINCORPORATION IN DELAWARE

     The Board has unanimously approved and, for the reasons described below, recommends that the Company's shareholders approve a reorganization in which the Company's state of incorporation would be changed from California to Delaware (the "Reincorporation Proposal" or the "Reincorporation"). The Board believes that the Reincorporation is in the best interest of the Company and its shareholders. Shareholders are urged to read carefully this section of the Proxy Statement, including the related appendices referenced below and attached to this Proxy Statement, before voting on the Reincorporation Proposal.

REASONS FOR THE PROPOSED INCORPORATION

     As the Company plans for the future, the Board and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation upon which the Company's governance decisions can be based.

     For many years Delaware has followed a policy of encouraging corporations to incorporate in that state, and in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Both the Delaware legislature and courts have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. As a result, many corporations have chosen Delaware initially as their state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to the Reincorporation proposed by the Company. The Company believes that shareholders would benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     In addition, the increasing incidence of anti-corporate ballot initiatives and litigation directed against directors and officers of companies in California has greatly expanded the risks facing California corporations and their directors and officers in exercising their respective duties, and, as a result, the costs of doing business as a California corporation. The Board of Directors has no present knowledge of any proposed tender offer or other attempt to acquire control of the Company without the consent of management, and no such tender offer or other type of shift of control is presently pending or has occurred in the past. Nonetheless, if such action were attempted in the future, the laws of Delaware would be better suited to the defense of such action than the laws of California. Furthermore, the proposed Reincorporation would permit the Company to limit the liability of directors and to provide indemnification to its officers, directors, and employees to a degree greater than is presently possible under California law. The Company seeks to retain the most capable individuals available to serve as its officers and directors. The Board of Directors believes that the adoption of the Reincorporation will be a significant factor in attracting such individuals and in encouraging existing directors and officers to continue to serve in these capacities and freeing them to make corporate decisions on their own merits rather than out of a desire to avoid personal liability. It should be noted, however, that there may be an inherent conflict of interest in the Board of Directors' recommendation of the proposed Reincorporation due to the interest of the members of the Board of Directors in obtaining the protection of such limited liability provisions.

MECHANICS OF REINCORPORATION

     The proposed Reincorporation would be accomplished by merging the Company into a newly formed wholly owned Delaware subsidiary (the "Merger"), which is currently named Network Appliance Delaware Inc. ("Network Appliance Delaware" or the "Delaware Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), substantially in the form attached as Appendix B to this Proxy Statement. Pursuant to the Merger Agreement, each outstanding share of the Company's Common Stock, no par value, would be automatically converted into one share of Network Appliance Delaware Common Stock, par value $0.001 per share, upon the effective date of the Merger. Following the Merger, each stock certificate representing issued and outstanding shares of the Company's Common Stock would continue to represent the same number of shares of Common Stock of Network Appliance Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF NETWORK APPLIANCE DELAWARE. However, shareholders may exchange their certificates if they so choose. Shares of the Company's Common Stock converted into shares of Network Appliance Delaware's Common Stock would continue to trade on the Nasdaq National Market without interruption following the Merger under the same symbol
(NTAP) as the Company's shares are currently traded.

     Network Appliance Delaware was incorporated in Delaware on                ,
specifically for purposes of the Reincorporation and has conducted no business and has no material assets or liabilities. Upon completion of the Merger, Network Appliance Delaware's name would become Network Appliance, Inc.

     If approved by the shareholders it is anticipated that the Merger will become effective as soon as practicable following the Annual Meeting (the "Effective Time"). However, the Reincorporation may be abandoned, either before or after shareholder approval if circumstances arise that, in the opinion of the Board, make it inadvisable to proceed.

CERTAIN CONSEQUENCES OF THE REINCORPORATION

     The Reincorporation Proposal would result only in a change in the legal domicile of the Company and certain other changes of a legal nature that are described in this Proxy Statement. The proposed Reincorporation would not result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal facilities of the Company. The following discussion provides an overview of how the Reincorporation would affect certain aspects of the Company.

  Board of Directors

     Following the Merger, the Board would continue to consist of the directors holding office prior to the Merger.

  Shareholder Rights

     Although the charters and Bylaws of the Company and Network Appliance Delaware are substantially similar, there are certain differences in these documents and under California law and Delaware law with respect to shareholder rights. See the section entitled "Comparison of the Charters and Bylaws of the Company and Network Appliance Delaware" for a discussion of the effects of these differences.

  Employee Benefits

     All employee benefit, stock option and employee stock purchase plans of the Company would be assumed and continued by Network Appliance Delaware, and each option or right issued pursuant to such plans would automatically be converted into an option or right to purchase the same number of shares of Network Appliance Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Other employee benefit arrangements of the Company would also be continued by Network Appliance Delaware upon the terms and subject to the conditions currently in effect.

  Number of Shares of Common Stock Outstanding

     The number of outstanding shares of Common Stock of Network Appliance Delaware immediately following the Reincorporation would equal the number of shares of Common Stock of the Company outstanding immediately prior to the Effective Time.

  U.S. Federal Income Tax Consequences

     The Reincorporation is intended to be tax free to the Company and its shareholders under the Internal Revenue Code. Accordingly, it is expected that no gain or loss would be recognized by the holders of shares of the Company's Common Stock as a result of the Reincorporation, and no gain or loss would be recognized by the Company or Network Appliance Delaware. Each former holder of shares of the Company's Common Stock would have the same tax basis in the Delaware Common Stock received by such holder pursuant to the Reincorporation as such holder has in the shares of the Company's Common Stock held by such holder at the Effective Time. Each stockholder's holding period with respect to Network Appliance Delaware's Common Stock would include the period during which such holder held the shares of the Company's Common Stock, so long as the latter were held by such holder as a capital asset at the Effective Time. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the Reincorporation.

     The Company believes no gain or loss should be recognized by the holders of outstanding options to purchase shares of Common Stock so long as (i) such options (a) were originally issued in connection with the performance of services by the optionee and (b) lacked a readily ascertainable value (for example, were not actively traded on an established market) when originally granted and (ii) the options to purchase Network Appliance Delaware's Common Stock into which the Company's outstanding options will be converted in the Reincorporation also lack a readily ascertainable value when issued. Notwithstanding the foregoing, optionees should consult their own tax advisors regarding the federal income tax consequences to them of the Reincorporation as well as any consequences under the laws of any other jurisdiction.

  Accounting Consequences

     There will be no material accounting consequences for the Company resulting from the Reincorporation.

  Anti-Takeover Measures

     The Board believes that a hostile takeover attempt may have a negative effect on the Company and its shareholders. Takeover attempts that have not been negotiated or approved by the board of a corporation can seriously disrupt the business and management of a corporation and generally present the risk of terms that are less favorable to all the shareholders than would be available in a negotiated, board-approved transaction. By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders, with due consideration to matters such as capturing the value from longer term strategies, the recognition or postponement of gain or loss for tax purposes and the management and business of the acquiring corporation.

     The Company's Articles of Incorporation and Bylaws already include certain provisions available to the Company under California law to deter hostile takeover attempts and to help provide adequate opportunity for the Board to consider and respond to a takeover offer. These provisions include elimination of cumulative voting, elimination of the ability of the shareholders to take action without a meeting and an advance notice requirement for shareholder proposals. These provisions are also included in the Delaware Company's Certificate of Incorporation and Bylaws.

     The Delaware Company would also retain the rights currently available to the Company to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed Reincorporation, shares of authorized and unissued common stock and preferred stock of the Delaware Company could (within the limits imposed by applicable law) be issued, or preferred stock could be created and issued with terms, provisions and rights, to make more difficult, and therefore less likely, a takeover of the Delaware Company.

Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of Delaware Company.

     Moreover, under Delaware law and the Delaware Company's Certificate of Incorporation and Bylaws, stockholders are not entitled to call a special meeting, as compared to California law, which provides for the ability of one or more shareholders holding an aggregate of 10% of the votes entitled to be cast to call a special meeting. Stockholders of the Delaware Company also do not have the ability to make proposals with respect to a special meeting called by the Board or the Chairman of the Board.

     In addition to specific anti-takeover measures, a number of differences between California and Delaware law, which are effective without action by the Delaware Company, could have a bearing on unapproved takeover attempts. Under
Section 203 of Delaware law, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met. See the section below entitled "Significant Differences Between the Corporation Laws of California and Delaware
Law -- Stockholder Approval of Certain Business Combinations." Although a Delaware corporation may, through its Certificate of Incorporation or Bylaws, elect not to be governed by the statute, the Delaware Company's Certificate of Incorporation and Bylaws do not contain such an election; consequently, the statue will apply to business combinations involving the Delaware Company.

     The Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. To the extent that the Reincorporation may provide greater deterrence to takeover offers and greater defenses against takeovers, the Reincorporation may have the effect of discouraging or defeating future takeover attempts which a substantial number or majority of the Delaware Company's stockholders might wish to accept and which might provide a substantial premium over market prices. However, the Board believes that the potential suddenness and disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms which may be less favorable to all of the stockholders than would be available in a board-approved transaction) are sufficiently great that, on balance, prudent steps to reduce the likelihood of such takeover attempts and to help ensure that the Board has adequate opportunity to fully consider and respond to any takeover attempt and actively negotiate its terms, are in the best interests of the Company and its shareholders. The Board also believes that any additional defenses and deterrence provided by the Reincorporation are incremental in light of the Company's existing takeover defenses.

COMPARISON OF THE CHARTERS AND BYLAWS OF THE COMPANY AND NETWORK APPLIANCE DELAWARE

     The provisions of the Network Appliance Delaware Certificate of Incorporation and Bylaws are similar to the Company's Articles of Incorporation and Bylaws in almost all respects. The Company's current Articles of Incorporation and Bylaws are on file with the SEC and are available from the Company upon request. Network Appliance Delaware's Certificate of Incorporation and Bylaws are attached to the Proxy Statement as Appendix C and Appendix D, respectively. The following discussion is only a summary of certain provisions and does not purport to be a complete description of such similarities and differences. The discussion is qualified in its entirety by reference to the respective corporations laws of California and Delaware and the full text of the corporate charters and Bylaws of each of the Company and Network Appliance Delaware.

  Authorized Stock

     The Articles of Incorporation of the Company currently authorize the Company to issue up to 885,000,000 shares of Common Stock, no par value, and 5,000,000 shares of Preferred Stock, no par value. The Certificate of Incorporation of Network Appliance Delaware provides that it will have 885,000,000 authorized shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.001 per share. Like the Company's Articles of Incorporation, Network Appliance Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock.

  Monetary Liability of Directors

     The Articles of Incorporation of the Company and the Certificate of Incorporation of Network Appliance Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. However, the provision eliminating monetary liability of directors set forth in the Network Appliance Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Company's Articles of Incorporation. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware -- Indemnification and Limitation of Liability."

  Power to Call Special Shareholders' Meetings

     Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the Articles of Incorporation or the Bylaws. Under Delaware law, a special meeting of stockholders may only be called by the Board of Directors or any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Bylaws of Network Appliance Delaware authorize only the Chief Executive Officer, the Board of Directors, the Chairman of the Board or the President to call a special meeting of stockholders. Therefore, holders of 10% or more of the voting shares of the Company will no longer be able to call a special meeting of stockholders.

     The Company believes this change is warranted as a prudent corporate governance measure to prevent an inappropriately small number of stockholders from prematurely forcing stockholder consideration of a proposal over the opposition of the Board of Directors by calling a special stockholders' meeting before (i) the time that the Board believes such consideration to be appropriate or (ii) the next Annual Meeting (provided that the holders meet the notice requirements for consideration of a proposal). Such special meetings would involve substantial expense and diversion of board and management time which the Company believes to be inappropriate for an enterprise the size of the Company. In addition, these provisions would render more difficult or discourage a hostile merger, proxy contest, or the assumption of control of the Company by a large stockholder or group of stockholders without consent of the Board. To the extent that these provisions enable the Board of Directors to resist a takeover or change in control by requiring that actions of the stockholders be submitted at a duly called and convened meeting, the Board has greater power in negotiating with any potential acquiror. Aside from the foregoing, no other change is contemplated in the procedures to call a special stockholders' meeting, although in the future the Board of Directors could amend the Bylaws of Network Appliance Delaware without stockholder approval.

 Nominations of Director Candidates and Introduction of Business at Shareholder Meetings

     The Bylaws of Network Appliance Delaware include an advance notice procedure similar to that included in the Bylaws of the Company with regard to the nomination, other than by or at the direction of the Board or Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an Annual Meeting or special meeting of shareholders (the "Business Procedure").

     The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors. The Business Procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Secretary of the Company not fewer than 120 days prior to the meeting.

     Under the Nomination Procedure, a shareholder's notice to the Company must contain certain information about the nominee, including name, address, the consent to be nominated and such other information as would be required to be included in a Proxy Statement soliciting proxies for the election of the proposed nominee, and certain information about the shareholder proposing to nominate that person, including name, address, a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the shareholder and each nominee. Under the Business Procedure, notice relating to the conduct of business at a meeting other than the nomination of directors must contain certain information about the business and about the shareholder who proposes to bring the business before the meeting. If the Chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination or business properly made or brought before an annual or special meeting in accordance with the above-described procedures.

     By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform shareholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling shareholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the Network Appliance Delaware Bylaws, like the Company's Bylaws, do not give the Board any power to approve or disapprove shareholder nominations for the election of directors or any other business desired by shareholders to be conducted at a meeting, the Network Appliance Delaware Bylaws, like the Company's Bylaws, may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be deemed to be beneficial to the Company and its shareholders.

  Filling Vacancies on the Board of Directors

     Under California law, any vacancy on the Board of Directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if so authorized by a corporation's Articles of Incorporation or by a Bylaw approved by the corporation's shareholders. The Company's Bylaws do not permit directors to fill vacancies created by removal of a director and such vacancies must be filled by the vote of a majority of the shares entitled to vote at a duly held meeting. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation or Bylaws (or unless the Certificate of Incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Certificate of Incorporation and Bylaws of Network Appliance Delaware provide, that any vacancy created by the removal of a director by the stockholders of Network Appliance Delaware may be filled by a majority of the Board of Directors.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

     In addition to the matters discussed above, Delaware law differs in many respects from California law. Certain differences that could materially affect the rights of shareholders are discussed below. The following is not an exhaustive description of all differences between the two states' laws.

  Stockholder Approval of Certain Business Combinations

     In the last several years, a number of states (but not including California) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult.

  DELAWARE

     Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations of Section 203 does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the Board of Directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the Board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder. Although a Delaware corporation may elect not to be governed by Section 203, the Network Appliance Delaware Certificate of Incorporation and Bylaws do not contain such an election and the Board of Directors of the Company intends that the Company be governed by
Section 203.

     The Company believes that Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Network Appliance Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of
Section 203 to Network Appliance Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Network Appliance Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

  CALIFORNIA

     California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the target's common stock or its affiliate unless all of the target company's share holders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances
Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

  Classified Board of Directors

     A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

  DELAWARE

     Delaware law permits, but does not require, a classified Board of Directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Network Appliance Delaware Certificate of Incorporation and Bylaws do not provide for a classified board, and the adoption of a classified Board of Directors in the future would require stockholder approval.

  CALIFORNIA

     Under California law, a corporation generally may provide for a classified board of directors by adopting amendments to its Charter or Bylaws, which amendments must be approved by the shareholders. The Company's Articles of Incorporation and Bylaws do not currently provide for a classified board.

  Removal of Directors

  DELAWARE

     Under Delaware law, any director or the entire Board of Directors of a corporation that does not have a classified Board of Directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. However, unless the Certificate of Incorporation otherwise provides, in the case of a Delaware corporation whose board is classified, stockholders may effect such removal only for cause. In addition, as in California, if the Delaware corporation has cumulative voting, and if less than the entire board is to be removed, a director may not be removed without cause by a majority of the outstanding shares if the votes cast against such removal would be sufficient to elect the director under cumulative voting rules.

  CALIFORNIA

     Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, in the case of a corporation with cumulative voting or whose Board is classified, no individual director may be removed (unless the entire Board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting.

     The Company's Articles of Incorporation do not provide for a classified board of directors or for cumulative voting. The Network Appliance Delaware Certificate of Incorporation will not provide for a classified board of directors or for cumulative voting. As a result, after the proposed Reincorporation, and similar to applicable California law, the Company's directors or any individual director could be removed with or without cause with the approval of a majority of all of the outstanding shares entitled to vote.

  Indemnification and Limitation of Liability

     California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, support Delaware corporations in attracting and retaining outside directors.

  DELAWARE

     The Delaware General Corporation Law was amended in 1986 in response to widespread concern about the ability of Delaware corporations to attract capable directors in light of the current difficulties in obtaining and maintaining D&O insurance. The legislative commentary to the law states that it is "intended to allow Delaware companies to provide substitute protection, in various forms, to their directors and to limit director liability under certain circumstances." One provision of the revised Delaware Law permits a corporation to include a provision in its Certificate of Incorporation which limits or eliminates the personal liability of a director for monetary damages arising from breaches of his fiduciary duties to the corporation or its stockholders, subject to certain exceptions.

     The Network Appliance Delaware Certificate of Incorporation would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;
(iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

     In effect, under the Delaware law provision, a director of the Company could not be held liable for monetary damages to the Company or its stockholders for gross negligence or lack of due care in carrying out his or her fiduciary duties as a director so long as such gross negligence or lack of due care does not involve bad faith or a breach of his or her duty of loyalty to the Company.

  CALIFORNIA

     The California Corporation Law was amended in 1987 to permit California corporations to include in their Articles of Incorporation a provision generally similar to that permitted under Delaware law, except that: (i) the California provision applies only to actions brought by or in the right of the corporation, but not to actions brought directly by shareholders (such as a shareholder class action lawsuit), while the Delaware provision applies to both; and (ii) under the California provision, personal liability of a director for monetary damages cannot be limited or eliminated where liability arises from "acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders" or "acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders."

     The Company's Articles of Incorporation eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (vi) transactions between the corporation and a director who has a material financial interest in such transaction; and (vii) liability for improper distributions, loans or guarantees.

  Inspection of Shareholder List

     Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have contested the election of directors. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

  Dividends and Repurchases of Shares

     California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

  DELAWARE

     Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

  CALIFORNIA

     Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

     To date, the Company has not paid any cash dividends on its outstanding shares and does not anticipate doing so for the foreseeable future.

  Shareholder Voting

     In the context of a proposed acquisition, both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve a statutory merger. In addition, both California and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

  DELAWARE

     Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its Certificate of Incorporation) if: (i) the Merger agreement does not amend the existing Certificate of Incorporation; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the Merger is an identical outstanding share after the Merger and; (iii) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the Merger.

  CALIFORNIA

     California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

  Appraisal Rights

     Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

  DELAWARE

     Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the Merger or consolidation, and appraisal rights are not available: (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the Merger under Delaware law.

  CALIFORNIA

     The limitations on the availability of appraisal rights under California law are different from those under Delaware law. California law generally affords appraisal rights in sale of asset reorganizations. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

  Dissolution

     Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's Board of Directors, and this right may not be modified by the Articles of Incorporation. Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the Board of Directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its Certificate of Incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Network Appliance Delaware's Certificate of Incorporation contains no such supermajority voting requirement.

  Interested Director Transactions

     Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

  Shareholder Derivative Suits

     California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

  Application of the General Corporation Law of California to Delaware Corporations

     Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) which have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. However, an exemption from
Section 2115 is provided for corporations whose shares are listed on a major national securities exchange, such as the Nasdaq National Market System, and which have 800 or more shareholders as of the record date of its most recent annual meeting of shareholders. Following the proposed Reincorporation, the Common Stock of Network Appliance Delaware will continue to be traded on the Nasdaq National Market System and is owned by more than 800 shareholders, and, accordingly, it is expected that Network Appliance Delaware will be exempt from
Section 2115.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

     Approval by shareholders of the Reincorporation Proposal, which also constitutes approval of (1) the Merger Agreement, the Certificate of Incorporation and the Bylaws of Network Appliance Delaware and all provisions thereof, and (2) the assumption by Network Appliance Delaware of the Company's employee benefit, stock option and employee stock purchase plans will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote. As a result, abstentions and broker non-votes will have the effect of votes against the Reincorporation Proposal. Shareholders of the Company have no appraisal rights with respect to the Merger.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE PROPOSED REINCORPORATION.

                                PROPOSAL NO. 5:

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company is asking the shareholders to ratify the selection of Deloitte and Touche LLP as the Company's independent public accountants for the fiscal year ending April 26, 2002. The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and voting at the Annual Meeting, together with the affirmative vote of the majority of the required quorum, will be required to ratify the selection of Deloitte and Touche LLP.

     In the event the shareholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interest of the Company and its shareholders.

     A representative of Deloitte and Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF DELOITTE AND TOUCHE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 26, 2002.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of May 31, 2001 by (i) each person who is known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each of the Company's directors and executive officers named in the Summary Compensation Table of the Executive Compensation and Related Information section of this Proxy Statement and (iii) all current executive officers and directors as a group.

                                                                     SHARES
                                                              BENEFICIALLY OWNED(1)
       5% SHAREHOLDERS, NAMED OFFICERS, DIRECTORS AND         ---------------------
        EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP             NUMBER      PERCENT
       ----------------------------------------------         ----------    -------
TCW Asset Management Company................................  16,921,392      5.1%
  865 South Figueroa Street
  Los Angeles, CA 90017
Daniel J. Warmenhoven(2)....................................   9,132,050      2.8%
Jeffry R. Allen(3)..........................................   2,914,985        *
David Hitz(4)...............................................   9,103,362      2.8%
James K. Lau(5).............................................   6,769,918      2.1%
Thomas F. Mendoza(6)........................................   3,588,595      1.1%
Donald T. Valentine(7)......................................     883,000        *
Sanjiv Ahuja(8).............................................     422,985        *
Carol A. Bartz(9)...........................................     403,000        *
Larry R. Carter(10).........................................     535,000        *
Michael R. Hallman(11)......................................   1,388,648        *
Sachio Semmoto(12)..........................................     175,000        *
Robert T. Wall(13)..........................................   1,687,112        *
All current directors and executive officers as a group (12
  persons)..................................................  37,003,655     11.2%

---------------
  *  Less than 1%

 (1) Percentage of ownership is based on 329,608,342 shares of Common Stock outstanding on May 31, 2001. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days after May 31, 2001 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

 (2) Includes 5,037,128 shares held by Daniel J. Warmenhoven & Charmaine A. Warmenhoven, trustees to The Warmenhoven 1987 Revocable Trust UTA dated 12/16/87, as amended, of which Mr. Warmenhoven is a trustee and shares voting and investment powers. Also includes 970,000 shares held by Warmenhoven Ventures LP, and 110,000 shares held by Warmenhoven Enterprises, limited partnerships of which the Warmenhoven Management Trust is the general partner, of which Mr. Warmenhoven is a trustee. Excludes 4,170 shares held by Charmaine A. Warmenhoven,

     Mr. Warmenhoven's spouse, as separate property. Also excludes 1,972,000 shares held by Richard A. Andre, trustee to The Warmenhoven 1995 Children's Trust, under trust agreement dated 5/1/95; 112,800 shares held by Richard
     A. Andre, trustee to the Daniel J. Warmenhoven 1991 Children's Trust; and 24,590 shares held by Curtis Barr and Richard A. Andre, trustees of the Warmenhoven Family Irrevocable Trust, under trust agreement dated 4/10/00, as Mr. Warmenhoven disclaims beneficial ownership over the shares held by such trusts. Includes 393,352 shares of Common Stock issuable upon exercise of options granted under the 1993 Plan; 2,456,892 shares of Common Stock issuable upon exercise of options granted under the 1995 Plan; and 91,666 shares of Common Stock issuable upon exercise of options granted under the 1999 Plan, which are currently exercisable or which will become exercisable within 60 days after May 31, 2001.

 (3) Includes 2,661,635 shares of Common Stock issuable upon exercise of options granted under the 1995 Plan and 55,000 shares of Common Stock issuable upon exercise of options granted under the 1999 Plan, which are currently exercisable or which will become exercisable within 60 days after May 31, 2001.

 (4) Includes 661,920 shares of Common Stock issuable upon exercise of options granted under the 1995 Plan and 55,000 shares of Common Stock issuable upon exercise of options granted under the 1999 Plan, which are currently exercisable or which will become exercisable within 60 days after May 31, 2001.

 (5) Includes 5,415,772 shares held by James K. Lau and Katherine S. Lau, trustees to KNSK Trust UDT 9/18/00, of which Mr. Lau is a trustee and shares voting and investment powers. Excludes 16,000 shares held by Koon H. Lau, trustee to the Jason A. Lau 1998 Trust; and 16,000 shares held by Koon
     H. Lau, trustee to the Jonathan A. Lau 1998 Trust, as Mr. Lau disclaims beneficial ownership over the shares held by such trusts. Includes 852,810 shares of Common Stock issuable upon exercise of options granted under the 1995 Plan and 55,000 shares of Common Stock issuable upon exercise of options granted under the 1999 Plan, which are currently exercisable or which will be come exercisable within 60 days of May 31, 2001.

 (6) Includes 563,749 shares of Common Stock issuable upon exercise of options granted under the 1995 Plan and 59,166 shares of Common Stock issuable upon exercise of options granted under the 1999 Plan, which are currently exercisable or which will become exercisable within 60 days after May 31, 2001. Excludes 178,142 shares held by Mr. Mendoza's spouse.

 (7) Includes 540,000 shares held in trust by Donald T. Valentine, trustee to the Donald T. Valentine Family Trust dated 4/29/67. Includes 288,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1995 Plan and 55,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1999 Plan.

 (8) Includes 364,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1995 Plan and 55,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1999 Plan.

 (9) Includes 288,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1995 Plan and 55,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1999 Plan. Excludes 212,792 shares held by Ms. Bartz' spouse.

(10) Includes 480,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1995 Plan and 55,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1999 Plan.

(11) Includes 30,000 shares held by the Hallman Charitable Remainder Unitrust dated 12/27/99 of which Mr. Hallman and his wife are co-trustees. Mr. Hallman disclaims beneficial ownership over these shares except to the extent of his pecuniary interest. Includes 231,648 shares held by the Hallman Family Limited Partnership, of which Mr. Hallman and his wife are sole general partners and sole limited partners. Mr. Hallman disclaims beneficial ownership of these shares except to the extent of his pecuniary interest. Includes 560,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1993 Plan, 288,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1995 Plan and 55,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1999 Plan.

(12) Includes 135,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1999 Plan.

(13) Includes 16,000 shares held by the Robert T. Wall trust under the will of Katherine F. Wall for the benefit of Jennifer C. Wall and Kristen E. Wall. Includes 480,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1993 Plan and 55,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1999 Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended April 27, 2001, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements, except that a Form 4 filing by Mr. Hitz was filed late with respect to the sale of 200,000 shares of Common Stock in May, 2000, and Mr. Valentine filed an amendment to a previously filed Form 4.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the four other most highly compensated executive officers for services rendered in all capacities to the Company and its subsidiaries for the 2001, 2000 and 1999 fiscal years. The listed individuals will be hereinafter referred to as the "Named Officers."

     No other executive officer who would have otherwise been includible in such table on the basis of salary and bonus earned for the 2001 fiscal year has resigned or terminated employment during that fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                                                         ------------
                                             ANNUAL COMPENSATION          SECURITIES
                                       -------------------------------    UNDERLYING        ALL OTHER
     NAME AND PRINCIPAL POSITION       YEARS    SALARY($)    BONUS($)     OPTIONS(#)    COMPENSATION($)(1)
     ---------------------------       ------   ----------   ---------   ------------   ------------------
Daniel J. Warmenhoven................   2001     394,231      332,000       802,187(2)
  Chief Executive Officer               2000     347,115      397,961     1,602,648(3)          941
                                        1999     323,077      250,000     2,006,668(4)        1,392
Jeffry R. Allen......................   2001     294,231      124,500       500,000             838
  Executive Vice President Finance
     and                                2000     247,115      142,129       900,000             823
  Operations and Chief Financial
     Officer                            1999     222,692      110,000       323,600(4)        1,376
David Hitz...........................   2001     234,231      102,600(5)    400,000             423
  Executive Vice President
     Engineering                        2000     185,385      117,123(6)    702,648(3)          357
                                        1999     148,078       66,958(7)    600,000             325
James K. Lau.........................   2001     216,538       93,800(5)    402,187(2)          460
  Executive Vice President Corporate    2000     188,846      117,123(6)    702,648(3)          434
  Development and Chief Strategy
     Officer                            1999     178,462       85,833(7)    410,000(4)          482
Thomas F. Mendoza....................   2001     291,923      124,500       677,187(2)        1,104
  President                             2000     227,692      163,448     1,102,648(3)          929
                                        1999     205,385      125,000       410,000(4)        1,255

---------------
(1) For Named Officers other than Mr. Warmenhoven, the amount reported represents the cost of term life insurance. For Mr. Warmenhoven, the amounts reported for the 2000 and 1999 fiscal years represent the cost of term life insurance. For the 2001 fiscal year, the amount reported for Mr. Warmenhoven consists of (i) $92,250 representing the present value of the economic benefit realized by Mr. Warmenhoven with respect to the premium paid by the Company during fiscal year 2001 on the split dollar life insurance policies maintained for him, pursuant to which the Company will, upon his death or the earlier liquidation of each such policy, be entitled to the refund of all premiums payments made by the Company on that policy, and the balance of the policy proceeds will be paid to Mr. Warmenhoven or his designated
    beneficiaries and (ii) $          representing the imputed income
    attributable to the term life insurance coverage provided Mr. Warmenhoven for fiscal year 2001 under the split dollar policies.

(2) Includes options for the following numbers of shares granted on January 2, 2001 pursuant to the Salary Investment Option Grant Program of the 1995
    Plan: 2,187 to Mr. Warmenhoven; 2,187 to Mr. Lau and 2,187 to Mr. Mendoza. Each such option was granted in lieu of $75,000 of base salary otherwise payable to each such optionee for the 2001 fiscal year.

(3) Includes options for the following numbers of shares granted on January 3, 2000 pursuant to the Salary Investment Option Grant Program of the 1995
    Plan: 2,648 to Mr. Warmenhoven; 2,648 to Mr. Hitz; 2,648 to Mr. Lau and 2,648 to Mr. Mendoza.

(4) Includes options for the following numbers of shares granted on January 4, 1999 pursuant to the Salary Investment Option Grant Program of the 1995
    Plan: 6,668 to Mr. Warmenhoven; 3,600 to Mr. Allen; 10,000 to Mr. Lau and 10,000 to Mr. Mendoza.

(5) Includes the following amounts awarded under the Patent Award Program in the 2001 fiscal year; $3,000 to Mr. Hitz and $2,500 to Mr. Lau.

(6) Includes the following amounts awarded under the Patent Award Program in the 2000 fiscal year; $1,250 to Mr. Hitz and $1,250 to Mr. Lau.

(7) Includes the following amounts awarded under the Patent Award Program in the 1999 fiscal year; $1,958 to Mr. Hitz and $833 to Mr. Lau.

STOCK OPTIONS

     The following table contains information concerning the stock option grants made to each of the Named Officers for the 2001 fiscal year. No stock appreciation rights were granted to those individuals during such year.

                                                   INDIVIDUAL GRANT                                   POTENTIAL REALIZABLE
                                        ---------------------------------------                     VALUE AT ASSUMED ANNUAL
                           NUMBER OF     PERCENT OF                                                   RATES OF STOCK PRICE
                           SECURITIES   TOTAL OPTIONS                   MARKET                          APPRECIATION FOR
                           UNDERLYING    GRANTED TO       EXERCISE     PRICE ON                        OPTION TERM($)(2)
                            OPTIONS     EMPLOYEES IN       PRICE       DATE OF    EXPIRATION   ----------------------------------
          NAME              GRANTED      FISCAL YEAR    ($/SHARE)(1)    GRANT        DATE        0%         5%            10%
          ----             ----------   -------------   ------------   --------   ----------   ------   -----------   -----------
Daniel J. Warmenhoven....   800,000(3)      4.54%          $20.16       $20.16     4/25/11         --   $10,139,301   $25,692,957
                              2,187(4)      0.01%           17.15        51.44      1/1/11     74,997       145,720       254,208
Jeffry R. Allen..........   500,000(3)      2.84%           20.16        20.16     4/25/11         --     6,337,063    16,058,098
David Hitz...............   400,000(3)      2.27%           20.16        20.16     4/25/11         --     5,069,651    12,846,478
James K. Lau.............   400,000(3)      2.27%           20.16        20.16     4/25/11         --     5,069,651    12,846,478
                              2,187(4)      0.01%           17.15        51.44      1/1/11     74,997       145,720       254,208
Thomas F. Mendoza........    75,000(5)      0.43%           58.00        58.00      5/9/10         --     2,734,745     6,929,834
                            600,000(3)      3.41%           20.16        20.16     4/25/11         --     7,604,476    19,269,717
                              2,187(4)      0.01%           17.15        51.44      1/1/11     74,997       145,720       254,208

---------------
(1) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

(2) There is no assurance provided to the option holder or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the 5% and 10% assumed annual rates of compounded stock price appreciation.

(3) The options were granted under the Discretionary Option Grant Program of the 1999 Plan on April 26, 2001. Each option has a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee's cessation of service with the Company. The options will vest as to twenty-five percent (25%) of the shares upon the optionee's completion of one year of service measured from the grant date and with respect to the balance of the shares in a series of equal monthly installments over the next thirty-six (36) months of service thereafter.

(4) Pursuant to the Salary Investment Option Grant Program of the 1995 Plan, Messrs. Warmenhoven, Lau and Mendoza elected to reduce their base salaries for the 2001 calendar year by $75,000 each, and to apply such salary reduction amount to pre-payment of two-thirds 2/3 of the exercise price of special options granted under the Salary Investment Option Grant Program. The options were granted on January 2, 2001 at an exercise price of $17.15 per share, which amount is equal to one-third 1/3 of the fair market value of the underlying shares of Common Stock on the date of grant. The portion of base salary which each individual elected to apply to the Salary Investment Option Grant Program is equal to the remaining two-thirds 2/3 of the fair market value of such shares on the date of grant ($34.29 per share). The options vest in twelve (12) equal installments upon the optionee's completion of each month of service during the 2001 calendar year. Each option has a maximum term of 10 years measured from the grant date.

(5) The option was granted under the Discretionary Option Grant Program of the 1999 Plan on May 10, 2000. The option has a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee's cessation of service with the Company. The option will vest in thirty-six (36) successive equal monthly installments upon optionee's completion of each month of service over the thirty-six (36)-month period measured from May 10, 2001 (the first anniversary of the grant date).

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth information concerning option exercises and option holdings for the 2001 fiscal year by each of the Named Officers. No stock appreciation rights were exercised during such year or were outstanding at the end of the year.

                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                           NUMBER OF                    UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                            SHARES                         OPTIONS AT FY-END               AT FY-END(2)
                          ACQUIRED ON      VALUE      ---------------------------   ---------------------------
          NAME             EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----            -----------   -----------   -----------   -------------   -----------   -------------
Daniel J. Warmenhoven...    250,000     $23,365,740    2,545,388      3,383,455     $43,530,418    $35,287,326
Jeffry R. Allen.........    342,352      28,663,626    2,695,847      1,265,001      49,766,057      6,792,370
David Hitz..............    832,392      51,037,823      639,420      1,030,836       9,083,360      5,710,145
James K. Lau............    554,926      39,303,353      842,263        978,310      13,387,728      4,777,982
Thomas F. Mendoza.......    300,835       9,284,667      493,196      1,496,651       5,360,326      8,010,753

---------------
(1) Based on the fair market value of the purchased option shares at the time of exercise less the option exercise price paid for those shares.

(2) Based on the fair market value of the shares at the end of the 2001 fiscal year ($21.86 per share) less the option exercise price payable for those shares.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

     All compensation decisions with respect to base salaries, cash bonuses and equity compensation for the Company's executive officers for the 2001 fiscal year were made by the Compensation Committee of the Board of Directors (the "Committee") comprised of two non-employee directors, Carol A. Bartz and Robert
T. Wall,. The Committee made its decisions primarily on the basis of the Committee's understanding of the compensation practices of similarly-sized companies in the industry and fixed the compensation package of each executive officer at a level which was competitive with those practices.

     The Committee administers the Company's compensation policies and programs and has primary responsibility for executive compensation matters, including the establishment of the base salaries of the Company's executive officers, the approval of individual bonuses and bonus programs for executive officers and the administration of certain employee benefit programs. In addition, the Committee has exclusive responsibility for administering the Company's 1999 Plan, under which stock option grants and direct stock issuances may be made to executive officers and other employees.

     GENERAL COMPENSATION POLICY. The overall policy of the Committee is to offer the Company's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. One of the primary objectives is to have a substantial portion of each executive officer's compensation contingent upon the Company's financial success as well as upon such executive officer's own level of performance. Each executive officer's compensation package is comprised of three elements: (i) base salary, which is determined on the basis of the individual's position and responsibilities with the Company, the level of his or her performance and competitive salary levels, (ii) incentive performance awards payable in cash and based upon a formula which takes into account Company and individual performance and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's shareholders. Generally, as an executive officer's level of responsibility increases, a greater portion of that individual's total compensation becomes dependent upon the Company's performance and stock price appreciation rather than base salary.

     FACTORS. The primary factors taken into consideration in establishing the components of each executive officer's compensation package for the 2001 fiscal year are summarized below. However, the Committee may, in its discretion, apply entirely different factors, such as different measures of financial performance, for future fiscal years.

     BASE SALARY. In setting the base salary for each executive officer, the Committee reviews published compensation survey data for the industry. The base salary for each officer is designed to be competitive with the salary levels for comparable positions in the published surveys as well as to reflect the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the Committee. For the 2001 fiscal year, the base salary of the Company's executive officers ranged from the fiftieth percentile to the sixty-fifth percentile of the base salary levels in effect for comparable positions in the surveyed compensation data.

     INCENTIVE COMPENSATION. For the 2001 fiscal year, an incentive compensation program was established pursuant to which each executive officer earned a bonus on the basis of the Company's achievement of certain operating income objectives and his or her individual performance. The bonus amount was tied to a percentage of each executive officer's base salary and was earned on the basis of the Company's actual financial performance in comparison to the Company's business plan as measured in terms of operating income, with additional consideration given to the attainment of individual goals. However, no bonus would have been earned if the Company's actual operating income had been less than 50% of the plan. The Company's financial performance for the 2001 fiscal year exceeded the minimum 50% plan objective and, accordingly, the executive officers were awarded the bonuses indicated for them in the Summary Compensation Table which appears earlier in this Proxy Statement.

     LONG-TERM STOCK-BASED INCENTIVE COMPENSATION. From time to time, the Committee makes option grants to the Company's executive officers under the 1999 Plan. The grants are designed to align the interests of each executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten (10) years), thus providing a return to the executive officer only if the market price of the shares appreciates over the option term and the officer continues in the Company's employ. The size of the option grant to each executive officer is designed to create a meaningful opportunity for stock ownership and is based upon the executive officer's current position with the Company, internal comparability with option grants made to other Company executives, the executive officer's current level of performance and the executive officer's potential for future responsibility and promotion over the option term. The Committee also takes into account the number of vested and unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Committee does not intend to adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

     CEO COMPENSATION. It was the Committee's intention to set the base salary payable to Mr. Warmenhoven, the Company's Chief Executive Officer, for fiscal year 2001 at a level which the Committee felt would be competitive with the base salary levels in effect for chief executive officers at similarly-sized companies within the industry. Accordingly, his base salary was set at approximately the fiftieth percentile of the base salary levels in effect for other chief executive officers in the published surveys. Based upon the Committee's evaluation of the Company's achievement of certain performance goals tied to operating income and Mr. Warmenhoven's individual performance, the Committee awarded Mr. Warmenhoven a bonus of $332,000 for the 2001 fiscal year. The options granted to Mr. Warmenhoven during the 2001 fiscal year were in recognition of his personal performance and leadership role with the Company and were intended to provide him with a incentive to continue in the Company's employ because those options will only vest incrementally over his period of continued employment and to place a significant portion of his total compensation at risk because the value of those grants will depend upon the future appreciation of the Company's Common Stock.

     COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The compensation paid to the Company's executive officers for the 2001 fiscal year did not exceed the $1 million limit per officer, and it is not expected the compensation to be paid to the Company's executive officers for the 2002 fiscal year will exceed that limit. In addition, the 1995 Plan and 1999 Plan are structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options under each such plan (other than options granted pursuant to the Salary Investment Option Grant Program of the 1995 Plan) will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

                                          Submitted by the Compensation
                                          Committee
                                          of the Board of Directors:

                                          Carol A. Bartz
                                          Robert T. Wall

                             AUDIT COMMITTEE REPORT

     The following is the report of the audit committee with respect to the Company's audited financial statements for the fiscal year ended April 27, 2001, included in the Company's Annual Report on Form 10-K for that year. The information contained in this report and the Compensation Committee Report on Executive Compensation shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

     In accordance with its written charter adopted by the Board of Directors, a copy of which is attached as Appendix A, the audit committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The audit committee reviews the Charter annually to reassess the adequacy of the Charter. During the fiscal year, the audit committee discussed the interim financial information contained in each quarterly earnings announcement with the chief financial officer, corporate controller and independent auditors prior to public release. The audit committee recommends to the Board of Directors, subject to stockholder approval, the selection of the Company's independent accountants.

     Management is responsible for the Company's internal controls and for the preparation of the consolidated financial statements. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee has general oversight responsibility with respect to the Company's financial reporting, and reviews the results and scope of the audit and other services provided by the Company's independent accountants.

     In this context, the audit committee has discussed with the Company's independent auditors, Deloitte & Touche LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU
Section 380) as amended, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The audit committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") as amended, and has discussed with Deloitte & Touche LLP the independence of Deloitte & Touche LLP from the Company. The audit committee has also considered whether the provision of services by Deloitte & Touche LLP to the Company as described under the caption "Proposal to Ratify Independent Accountants" is compatible with maintaining the independence of Deloitte & Touche LLP.

     Fees associated with our engagement of Deloitte & Touche LLP for the fiscal year ended April 27, 2001 include the following:

AUDIT FEES

     Fees billed to the Company by Deloitte & Touche LLP during the fiscal year ended April 27, 2001 for the audit of the Company's annual consolidated financial statements and for the reviews of the consolidated financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year totaled $457,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage Deloitte & Touche LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended April 27, 2001.

ALL OTHER FEES

     Fees billed to the Company by Deloitte & Touche LLP during the fiscal year ended April 27, 2001 for all other non-audit services rendered to the Company, totaled $232,000.

     Based upon the audit committee's discussion with management and the independent auditors and the audit committee's review of the representations of management and the report of the independent auditors to the audit committee, the audit committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended April 27, 2001 for filing with the Securities and Exchange Commission.

     Finally, the audit committee believes that each member of the audit committee is independent within the meaning of Rule 4200 of the National Association of Securities Dealers, Inc.

                                          Submitted by the Audit Committee
                                          of the Board of Directors

                                          Sanjiv Ahuja
                                          Larry R. Carter
                                          Michael R. Hallman

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company's Board of Directors is comprised of Ms. Bartz and Mr. Wall. Neither of these individuals was at any time during the 2001 fiscal year, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity, which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                        AND CHANGE-IN-CONTROL AGREEMENTS

     The Company does not presently have any employment contracts in effect with the Chief Executive Officer or any of the other executive officers named in the Summary Compensation Table.

     The options granted to Daniel J. Warmenhoven, Chief Executive Officer, under the Company's 1993 Stock Option/Stock Issuance Plan, the 1995 Stock Incentive Plan and the 1999 Stock Option Plan, to Jeffry R. Allen, Chief Financial Officer and Executive Vice President and to Thomas F. Mendoza, President, under the 1995 Stock Incentive Plan and the 1999 Stock Option Plan, will immediately vest in full in the event of their termination of employment in connection with an acquisition of the Company by merger or asset sale. The options granted to Messrs. Warmenhoven, Lau and Mendoza on January 2, 2001 under the Salary Investment Option Grant Program of the 1995 Plan will immediately accelerate in full upon an acquisition of the Company by merger or asset sale or other change in control of the Company.

     In addition, each outstanding option held by the Chief Executive Officer, the other executive officers and the employees of the Company under the Discretionary Option Grant Program of the 1995 Plan or the 1999 Plan will automatically accelerate in full, and all unvested shares of Common Stock held by such individuals under the 1995 Plan or the 1999 Plan will immediately vest in full, upon an acquisition of the Company by merger or asset sale, except to the extent such options are to be assumed by, and the Company's repurchase rights with respect to those shares are to be assigned to, the successor corporation. In addition, the Compensation Committee as Plan Administrator of the 1995 Plan and the 1999 Plan will have the authority to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer or any other executive officer, and the shares of Common Stock subject to direct issuances held by such individual, in connection with the termination of the officer's employment following (i) a merger or asset sale in which those options are assumed and the Company's repurchase rights with respect to unvested shares are assigned, or (ii) certain other changes in control or ownership of the Company.

                              CERTAIN TRANSACTIONS

     Larry R. Carter, a director of the Company, is the Senior Vice President Finance and Administration, Chief Financial Officer and a member of the Board of Directors of Cisco Systems, Inc. During the 2001 fiscal year, the Company sold materials to Cisco Systems, Inc. having an aggregate value of $21,551,116.

     Sanjiv Ahuja, a director of the Company, was until March 2000, the President and Chief Operating Officer of Telcordia Technologies, Inc. During the 2001 fiscal year, the Company sold materials to Telcordia Technologies having an aggregate value of $200,297.

     Daniel J. Warmenhoven, Chief Executive Office and a director of the Company, serves on the Board of Directors of Redback Networks, Inc. During the 2001 fiscal year, the Company sold materials to Redback Networks, Inc. having an aggregate value of $1,108,718.

     In May 2001 the Company entered in a split dollar insurance arrangement with Daniel J. Warmenhoven. Under the arrangement, the Company will pay the annual premiums on several insurance policies on the life of the survivor of Mr. Warmenhoven and his wife Charmaine Warmenhoven, which provides insurance coverage in the aggregate amount of $100,000,000, and Mr. Warmenhoven will reimburse the Company each year for a portion of those premiums equal to the economic value of the term insurance coverage provided him under the policies. For the 2001 fiscal year, the Company paid an aggregate net premium on these split dollar policies in the amount of $2,050,000. Under the arrangement, the Company will be reimbursed for the premiums, and it is intended that the Company will be reimbursed not later than five years in the future. The policies are owned by a family trust established by Mr. Warmenhoven, and upon the death of the survivor of Mr. Warmenhoven and his wife or any earlier cash-out of the policies, the Company will be entitled to a portion of the insurance proceeds or cash surrender value of the policies equal to the net amount of cumulative premiums paid on those policies by the Company, and the balance will be paid to the trust. The Company has obtained a collateral assignment of the policies as a security interest for its portion of the proceeds or cash surrender value payable to it under the policies, and neither Mr. Warmenhoven nor the trust may borrow against the policies while that security interest remains in effect. The arrangement is terminable by the Company upon thirty (30)-days prior notice, and such termination will trigger a refund of the net cumulative premiums paid by the Company on the policies.

     In March and April of 2000, the Company entered into agreements with Goldman, Sachs and Co. and Deutsche Banc Alex.Brown whereby the Company agreed to guarantee any amounts owed to the brokerage firms by Mr. Mendoza as a result of a margin call on his margin accounts. In addition, the Company established accounts with Goldman, Sachs and Co. and Deutsche Banc Alex.Brown which it funded to cover amounts owing by Mr. Mendoza to the brokerage firms. During fiscal 2001, the average balance under these accounts was $97,407. As of the end of fiscal 2001, the account balance was 0; consequently, there was no liability under the guarantees at that time. As of June 30, 2001 the account balance was $2,250,000.

     The foregoing transactions were negotiated by the Company on an arms-length basis, and were made on terms no less favorable to the Company than could be obtained from an unaffiliated third party.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Common Stock of the Company with that of the NASDAQ Stock Market US Index, a broad market index published by the National Association of Securities Dealers, Inc., and the Chase H & Q Technology Index compiled by Chase H & Q. The comparison for each of the periods assumes that $100 was invested on April 30, 1996 (the date of the Company's initial public offering) in the Company's Common Stock, the stocks included in the NASDAQ Stock Market US Index and the stocks included in the Chase H & Q Technology Index. These indices, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                         AMONG NETWORK APPLIANCE, INC.,
                    THE NASDAQ STOCK MARKET (U.S.) INDEX AND
                      THE JP MORGAN H & Q TECHNOLOGY INDEX

                              [PERFORMANCE GRAPH]

* $100 INVESTED ON 4/30/96 IN STOCK OR INDEX --
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING APRIL 30.

                                         Cumulative Total Return
                       -----------------------------------------------------------
----------------------------------------------------------------------------------
                        4/96      4/97      4/98      4/99       4/00       4/01
----------------------------------------------------------------------------------
 NETWORK APPLIANCE,
  INC.                 100.00     91.02    225.39    628.91    3,696.90   1,137.51
 NASDAQ STOCK MARKET
  (U.S.)               100.00    105.85    158.22    216.97    328.85       179.83
 JP MORGAN H & Q
  TECHNOLOGY           100.00    105.89    157.99    210.63    439.04       235.03
----------------------------------------------------------------------------------

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report on Executive Compensation and the preceding performance graph shall not be incorporated by reference into any such filings; nor shall such Report or graph be incorporated by reference into any future filings.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                   FORM 10-K

     The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on or about July 25, 2001. Shareholders may obtain a copy of this report, without charge, by writing to Jeffry R. Allen, Executive Vice President Finance and Operations and Chief Financial Officer of the Company at the Company's principal executive offices located at 495 East Java Drive, Sunnyvale, California 94089.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2002 must be received by May 3, 2002 in order to be included in the Proxy Statement and proxy relating to that meeting.

     In addition, the proxy solicited by the Board of Directors for the Annual Shareholders Meeting in calendar year 2002 will confer discretionary authority to vote on any shareholder proposal presented at that meeting if the Company is provided with notice of such proposal no later than July 15, 2002.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [Daniel J. Warmenhoven Signature]

                                          Daniel J. Warmenhoven
                                          Chief Executive Officer

August 27, 2001

                                                                      APPENDIX A

                            NETWORK APPLIANCE, INC.

                       AUDIT COMMITTEE -- FY2001 CHARTER

I. PURPOSE

A. To make such examinations as are necessary to monitor the corporate financial reporting and external audits of the Company

B. To provide the Board of Directors the results of its examinations and recommendations derived therefrom

C. To outline to the Board improvements made, or to be made, in internal accounting controls

D. To nominate independent auditors

E. To provide the Board such additional information and materials as is it may deem necessary to make the Board aware of significant financial matters which require Board attention

II. MEMBERSHIP

A. Three (3) Members of the Board of Directors, who will be elected and serve at the pleasure of the Board

B. Members will not be employees of the Company and shall be independent directors

C. Participation from Management and External Audit Firm

D. Guests as subject matter warrants

III. MEETINGS

A. Bi-Annual Extended Meetings -- 60-90 minutes

    MEETING 1

    Independent Accountant -- Management Letter Review

    Independent Accountant -- Compliance and Internal Controls Review

    Independent Accountant -- Review of Newly issued and

    Proposed accounting pronouncements

    Management Updates on Specific Subjects

    Report to the Board of Directors

MEETING 2

    Independent Accountant -- Proposed Audit Scope, Approach and Fees

    Independent Accountant -- Review of Newly issued and

    Proposed accounting pronouncements

    Appointment of Independent Accountant

    Management Updates on Specific Subjects

    Report to the Board of Directors

B. Quarterly Meetings (via conference call) 1 day prior to Earnings Release -- 15 minutes

    Management's Discussion of Financial Results/Reserve Analysis Independent Accountants Results of Quarterly Review

IV. RESPONSIBILITIES

A. Independent Auditors:

    - Nominate, evaluate, and recommend retention or replacement of the independent auditor

    - Review of engagement plan for audit and related services

    - Review Audit results and financial statements

    - Review adequacy of internal controls, including review of management letter and management's responses thereto

    - Ensure auditor is independent and accountable to the Board of Directors and to the Audit Committee

    - Obtain formal written independence affirmation from auditors which is consistent with ISB1, and review such statement to the full satisfaction of the Audit Committee

B. Compliance:

    - Foreign Corrupt Practices Act

    - Existing and newly issued Pronouncements

    - SEC requirements for disclosure of auditor's services and audit committee members and activities

    - Disclosure in Proxy Statement of existence of Audit Committee, and publication of Audit Committee report annually and of Audit Committee Charter once every three years

C. Policy

    - Recommendations

    - Oversight of Finance Function

V. REPORTS

To the extent deemed appropriate, the committee will record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board of Directors

                                                                      APPENDIX B

                        AGREEMENT AND PLAN OF MERGER OF
                            NETWORK APPLIANCE, INC.
                            (A DELAWARE CORPORATION)
                                      AND
                            NETWORK APPLIANCE, INC.
                           (A CALIFORNIA CORPORATION)

     THIS AGREEMENT AND PLAN OF MERGER dated as of this      day of
            , 2001 (the "Agreement"), is between Network Appliance, Inc., a Delaware corporation ("Network Appliance Delaware"), and Network Appliance, Inc., a California corporation ("Network Appliance California"). Network Appliance Delaware and Network Appliance California are collectively referred to herein as the "Constituent Corporations."

                                    RECITALS

     A. Network Appliance Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has a total authorized capital stock of Eight Hundred Ninety Million (890,000,000) shares, $0.001 par value. The number of shares of Common Stock of Network Appliance Delaware authorized to be issued is Eight Hundred Eighty-Five Million (885,000,000), $0.001 par value. The number of shares of Preferred Stock of Network Appliance Delaware authorized to be issued is Five Million (5,000,000), $0.001 par value. The Preferred Stock of Network Appliance Delaware is undesignated as to series, rights, preferences,
privileges or restrictions. As of the date hereof, [                    ]
(          ) shares of Common Stock were issued and outstanding, all of which were held by Network Appliance California, and no shares of Preferred Stock were issued and outstanding.

     B. Network Appliance California is a corporation duly organized and existing under the laws of the State of California and has a total authorized capital stock of Eight Hundred Ninety Million (890,000,000) shares. The number of shares of Common Stock of Network Appliance California authorized to be issued is Eight Hundred Eighty-Five Million (885,000,000), no par value. The number of shares of Preferred Stock of Network Appliance California authorized to be issued is Five Million (5,000,000), no par value.

     C. The Boards of Directors of the Constituent Corporations deem it advisable and in the best interests of the Constituent Corporations that Network Appliance California merge with and into Network Appliance Delaware upon the terms and conditions herein provided.

     D. The respective Boards of Directors and Shareholders of Network Appliance Delaware and Network Appliance California have approved this Agreement and have directed that this Agreement be executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Network Appliance Delaware and Network Appliance California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I. MERGER

     1.1 Merger. In accordance with the provisions of this Agreement, the General Corporation Law of the State of Delaware and the General Corporation Law of the State of California, Network Appliance California shall be merged with and into Network Appliance Delaware (the "Merger"), the separate existence of Network Appliance California shall cease and Network Appliance Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Network Appliance Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Network Appliance, Inc.

     1.2 Filing and Effectiveness. The Merger shall become effective when an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date."

     1.3 Effect of the Merger. Upon the Effective Date, the separate existence of Network Appliance California shall cease and Network Appliance Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date, (ii) shall be subject to all actions previously taken by its and Network Appliance California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Network Appliance California in the manner more fully set forth in Section 259 of the General Corporation Law of the State of Delaware, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Network Appliance Delaware as constituted immediately prior to the Effective Date, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Network Appliance California in the same manner as if Network Appliance Delaware had itself incurred them, all as more fully provided under the applicable provisions of the General Corporation Law of the State of Delaware and the General Corporation Law of the State of California.

                 II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation. The Certificate of Incorporation of Network Appliance Delaware as in effect immediately prior to the Effective Date of the Merger (the "Certificate of Incorporation") shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 Bylaws. The Bylaws of Network Appliance Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 Directors and Officers. The directors and officers of Network Appliance Delaware immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

     3.1 Network Appliance California Common Shares. Upon the Effective Date, every one (1) share of Network Appliance California Common Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable shares of Common Stock, par value $0.001 per share, of the Surviving Corporation.

     3.2  Network Appliance California Stock Option Plans

     (a) Upon the Effective Date, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of Network Appliance California. Each outstanding and unexercised option or other right to purchase Network Appliance California Common Stock shall become an option or right to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Network Appliance California Common Stock issuable pursuant to any such option, or stock purchase right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Network Appliance California option or stock purchase right at the Effective Date. There are no options, purchase rights for or securities convertible into Preferred Stock of Network Appliance California.

     (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options or stock purchase rights equal to the number of shares of Network Appliance California Common Stock so reserved immediately prior to the Effective Date of the Merger.

     3.3 Network Appliance Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, par value $0.001 per share, of Network Appliance Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Network Appliance Delaware, or the holder of such shares or any other person, be cancelled and returned to the status of authorized and unissued shares of Common Stock.

     3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Network Appliance California Common Stock may, at such stockholder's option, but need not, surrender the same for cancellation to Computershare as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Network Appliance California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Network Appliance California Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Network Appliance California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

     If any certificate for shares of Network Appliance Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Network Appliance Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Network Appliance Delaware that such tax has been paid or is not payable.

                          IV. CONDITIONS TO THE MERGER

     The obligations of the Constituent Corporations under this Agreement are subject to the fulfillment, or the waiver by the parties, on or before the Effective Date, of each of the following:

          4.1 The shareholders of Network Appliance California shall have approved the Merger.

          4.2 The sole stockholder of Network Appliance Delaware shall have approved the Merger.

          4.3 All consents required to be obtained by the Constituent Corporations to effect the Merger shall have been obtained.

                                   V. GENERAL

     5.1 Further Assurances. From time to time, as and when required by Network Appliance Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Network Appliance California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Network Appliance Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Network Appliance California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Network Appliance Delaware are fully authorized in the name and on behalf of Network Appliance California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     5.2 Abandonment. At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Network Appliance California or of Network Appliance Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Network Appliance California or the sole stockholder of Network Appliance Delaware. In the event of the termination of this Agreement, the Agreement shall become void and of no effect and there shall be no obligations on either Constituent Corporation or their respective Board of Directors or shareholders with respect thereto.

     5.3 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of Network Appliance California shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of Network Appliance California, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of Network Appliance California.

     5.4  Registered Office. The registered office of the Surviving Corporation
in the State of Delaware is [                         ] and the
[                    ] is the registered agent of the Surviving Corporation at
such address.

     5.5 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 495 East Java Drive, Sunnyvale, California 94089, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     5.6 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the General Corporation Law of the State of California.

     5.7 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Network Appliance, Inc., a Delaware corporation, and the Board of Directors of Network Appliance, Inc., a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                          NETWORK APPLIANCE, INC.
                                          a Delaware corporation

                                          By:
                                            ------------------------------------
                                            [Name]
                                            [Title]

                                          NETWORK APPLIANCE, INC.
                                          a California corporation

                                          By:
                                            ------------------------------------
                                            [Name]
                                            [Title]

                                                                      APPENDIX C

                          CERTIFICATE OF INCORPORATION
                                       OF
                            NETWORK APPLIANCE, INC.

                                   ARTICLE I

     The name of this corporation is Network Appliance, Inc. (the
"Corporation").

                                   ARTICLE II

     The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation's registered agent at such address is the Corporation Service Company.

                                  ARTICLE III

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "GCL"), as the same exists or may hereafter be amended.

                                   ARTICLE IV

     The name and mailing address of the incorporator is John W. Larson, Esq., Brobeck, Phleger & Harrison LLP, One Market, Spear Street Tower, San Francisco, CA 94105.

                                   ARTICLE V

     The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is Eight Hundred Ninety Million (890,000,000). Eight Hundred Eighty-Five Million (885,000,000) shares shall be Common Stock, par value $0.001 per share, and Five Million (5,000,000) shares shall be Preferred Stock, par value $0.001 per share.

     The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors of the Corporation is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. The Board of Directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                   ARTICLE VI

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation. In addition, the Bylaws may be amended by the affirmative vote of holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

                                  ARTICLE VII

     The number of directors of the Corporation shall be determined by resolution of the Board of Directors.

     Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide. Advance notice of stockholder nominations for the election of directors and of any other business to be brought before any meeting of the stockholders shall be given in the manner provided in the Bylaws of this Corporation.

     At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected, or until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders' meeting called and held in accordance with the GCL.

     Vacancies occurring on the Board of Directors for any reason may be filled by vote of a majority of the remaining members of the Board of Directors, even if less than a quorum, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been duly elected and qualified.

                                  ARTICLE VIII

     Stockholders of the Corporation shall take action by meetings held pursuant to this Certificate of Incorporation and the Bylaws and shall have no right to take any action by written consent without a meeting. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. Special meetings of the stockholders, for any purpose or purposes, may only be called by the Chief Executive Officer, President, Chairman of the Board or a majority of the members of the Board of Directors. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                   ARTICLE IX

     To the fullest extent permitted by applicable law, this Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the GCL, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to action for breach of duty to the Corporation, its stockholders, and others.

     No director of the Corporation shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under Section 174 of the GCL or any amendment thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, such director (1) shall have breached the director's duty or loyalty to the Corporation or its stockholders, (2) shall have acted in manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law, or (3) shall have derived an improper personal benefit. If the GCL is hereafter amended to authorize the further elimination or limitation of the liability of a director, the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended.

     Each person who was or is made a party or is threatened to be made a party to or is in any way involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), including any appeal therefrom, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or a direct or indirect subsidiary of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another entity or enterprise, or was a director or officer of a foreign or domestic corporation which was predecessor corporation of the Corporation or of another entity or enterprise at the request of such predecessor corporation, shall be indemnified and held harmless by the Corporation, and the Corporation shall advance all expenses incurred by any such person in defense of any such proceeding prior to its final determination, to the fullest extent authorized by the GCL. In any proceeding against the Corporation to enforce these rights, such person shall be presumed to be entitled to indemnification and the Corporation shall have the burden of proving that such person has not met the standards of conduct for permissible indemnification set forth in the GCL. The rights to indemnification and advancement of expenses conferred by this Article IX shall be presumed to have been relied upon by the directors and officers of the Corporation in serving or continuing to serve the Corporation and shall be enforceable as contract rights. Said rights shall not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled. The Corporation may, upon written demand presented by a director or officer of the Corporation or of a direct or indirect subsidiary of the Corporation, or by a person serving at the request of the Corporation as a director or officer of another entity or enterprise, enter into contracts to provide such persons with specified rights to indemnification, which contracts may confer rights and protections to the maximum extent permitted by the GCL, as amended and in effect from time to time.

     If a claim under this Article IX is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce the right to be advanced expenses incurred in defending any proceeding prior to its final disposition where the required undertaking, if any, has been tendered to the Corporation ) that the claimant has not met the standards of conduct which make it permissible under the GCL for the Corporation to indemnify the claimant for the amount claimed, but the claimant shall be presumed to be entitled to indemnification and the Corporation shall have the burden of proving that the claimant has not met the standards of conduct for permissible indemnification set forth in the GCL.

     If the GCL is hereafter amended to permit the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment, the indemnification rights conferred by this
Article IX shall be broadened to the fullest extent permitted by the GCL, as so amended. No amendment to or repeal of this Article IX shall affect or diminish in any way the rights of any indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of any such amendment or repeal.

                                   ARTICLE X

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Articles VI, VII, VIII, IX and X of this Certificate of Incorporation may not be repealed or amended in any respect without the affirmative vote of holders at least 66 2/3% of the outstanding voting stock of the Corporation entitled to vote at an election of directors.

     IN WITNESS WHEREOF, the undersigned incorporator has executed this
certificate on             , 2001.

                                          --------------------------------------
                                          John W. Larson
                                          Incorporator

                                                                      APPENDIX D

                                     BYLAWS
                                       OF
                            NETWORK APPLIANCE, INC.

                                   ARTICLE I

                                    OFFICES

     Section 1. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

     Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     Section 1. All meetings of the stockholders for the election of directors shall be held at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2. Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At each annual meeting, the stockholders shall elect directors to succeed those directors whose terms expire in that year and shall transact such other business as may properly be brought before the meeting.

     Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

     Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make available, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may only be called by the Board.

     Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not fewer than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

     Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, either the Chairman of the Board, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted that might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty
(30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Certificate of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

     Section 10. Unless otherwise provided in the Certificate of Incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three (3) years from its date, unless the proxy provides for a longer period.

     Section 11. Nominations for election to the Board of Directors must be made by the Board of Directors or by a committee appointed by the Board of Directors for such purpose or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Nominations by stockholders must be preceded by notification in writing received by the secretary of the corporation not less than one-hundred twenty (120) days prior to any meeting of stockholders called for the election of directors. Such notification shall contain the written consent of each proposed nominee to serve as a director if so elected and the following information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee:

          (a) the name, age, residence, address, and business address of each proposed nominee and of each such person;

          (b) the principal occupation or employment, the name, type of business and address of the corporation or other organization in which such employment is carried on of each proposed nominee and of each such person;

          (c) the amount of stock of the corporation owned beneficially, either directly or indirectly, by each proposed nominee and each such person; and

          (d) a description of any arrangement or understanding of each proposed nominee and of each such person with each other or any other person regarding future employment or any future transaction to which the corporation will or may be a party.

     The presiding officer of the meeting shall have the authority to determine and declare to the meeting that a nomination not preceded by notification made in accordance with the foregoing procedure shall be disregarded.

     Section 12. At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) pursuant to the corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the corporation who is a stockholder of record at the time of giving of the notice provided for in this Bylaw, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Bylaw.

     For business to be properly brought before any meeting by a stockholder pursuant to clause (c) above of this Section 12, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) days prior to the date of the meeting. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf of the proposal is made and (d) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business.

     Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 12. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by this Section 12, and if such person should so determine, such person shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 12.

     Section 13. The stockholders of the Corporation may not take action by written consent without a meeting but must take any such actions at a duly called annual or special meeting in accordance with these Bylaws and the Certificate of Incorporation.

                                  ARTICLE III

                                   DIRECTORS

     Section 1. The number of directors of this corporation that shall constitute the whole Board shall be determined by resolution of the Board of Directors; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of an incumbent director. With the exception of the first Board of Directors, which shall be elected by the incorporator and except as provided in the corporation's Certificate of Incorporation, the Board of Directors shall be elected at the annual meeting of stockholders, with each director to hold office for a term expiring at the annual meeting of stockholders following the annual meeting where each director was elected to hold office until his successor is elected and qualified.

     Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next election of the class for which such directors were chosen and until their successors are duly elected and qualified or until earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

     Section 3. The business of the corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

     Section 4. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

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

     Section 5. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event the meeting is not held immediately following the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 6. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board.

     Section 7. Special meetings of the Board may be called by the Chairman of the Board or the Chief Executive Officer on twelve (12) hours' notice to each director either personally or by telephone, telegram, facsimile or electronic mail; special meetings shall be called by the Chief Executive Officer or secretary in like manner and on like notice on the written request of a majority of the Board unless the Board consists of only one director, in which case special meetings shall be called by the Chairman of the Board, the Chief Executive Officer or secretary in like manner and on like notice on the written request of the sole director. A written waiver of notice, signed by the person entitled thereto, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice.

     Section 8. At all meetings of the Board a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 9. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     Section 10. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                            COMMITTEES OF DIRECTORS

     Section 11. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

     In the absence of disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation; and, unless the resolution or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

     Section 12. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                           COMPENSATION OF DIRECTORS

     Section 13. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                              REMOVAL OF DIRECTORS

     Section 14. Unless otherwise restricted by the Certificate of Incorporation or Bylaws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

                                   ARTICLE IV

                                    NOTICES

     Section 1. Whenever, under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice (except as provided in Section 7 of Article III of these Bylaws), but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telephone, telegram or facsimile.

     Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE V

                                    OFFICERS

     Section 1. The officers of the corporation shall be chosen by the Board of Directors and shall be a chief executive officer, a president, a chief financial officer and a secretary. The Board of Directors may elect from among its members a Chairman of the Board. The Board of Directors may also choose one or more vice presidents, assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

     Section 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a chief executive officer, a president, a chief financial officer, and a secretary and may choose vice presidents.

     Section 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

     Section 4. The salaries of all officers of the corporation shall be fixed by the Board of Directors or any committee established by the Board of Directors for such purpose. The salaries of agents of the corporation shall, unless fixed by the Board of Directors, be fixed by the president or any vice president of the corporation.

     Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

                           THE CHAIRMAN OF THE BOARD

     Section 6. The Chairman of the Board, if such an officer is elected, shall exercise and perform such powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the Bylaws.

                            CHIEF EXECUTIVE OFFICER

     Section 7. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the chief executive officer shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the shareholders and, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of the chief executive officer of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

                                   PRESIDENT

     Section 8. In the absence or disability of the chief executive officer, the president shall perform all the duties of the chief executive officer (except presiding at meetings of the Board of Directors), and when so acting shall have all of the powers of, and be subject to all the restrictions upon, the chief executive officer. The president shall have such other powers and perform such other duties as from time to time may be prescribed by the Board of Directors or the Bylaws or the chief executive officer or the Chairman of the Board.

                            CHIEF FINANCIAL OFFICER

     Section 9. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transaction of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any Director.

     The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the president and Directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have other power and perform such other duties as may be prescribed by the Board of Directors of the Bylaws.

                                   SECRETARY

     Section 10. The secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of Directors, committees or Directors, and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at the Directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings.

     The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board of Directors a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by the Bylaws or Bylaw to be given, and he shall keep the seal of the corporation if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

                                   ARTICLE VI

                              CERTIFICATE OF STOCK

     Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the Chairman of the Board of Directors, the chief executive officer, the president, a vice president, the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him/her in the corporation.

     Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

     If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he/she were such officer, transfer agent or registrar at the date of issue.

                               LOST CERTIFICATES

     Section 2. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his/her legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                               TRANSFER OF STOCK

     Section 3. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                               FIXING RECORD DATE

     Section 4. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                            REGISTERED STOCKHOLDERS

     Section 5. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VII

                               GENERAL PROVISIONS
                                   DIVIDENDS

     Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                     CHECKS

     Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

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                                  FISCAL YEAR

     Section 4. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                      SEAL

     Section 5. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                INDEMNIFICATION

     Section 6. The corporation shall, to the fullest extent authorized under the laws of the State of Delaware, as those laws may be amended and supplemented from time to time, indemnify any director made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of being a director of the corporation or a predecessor corporation or, at the corporation's request, a director or officer of another corporation, provided, however, that the corporation shall indemnify any such agent in connection with a proceeding initiated by such agent only if such proceeding was authorized by the Board of Directors of the corporation. The indemnification provided for in this Section 6 shall: (i) not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (ii) continue as to a person who has ceased to be a director, and (iii) inure to the benefit of the heirs, executors and administrators of such a person. The corporation's obligation to provide indemnification under this Section 6 shall be offset to the extent of any other source of indemnification or any otherwise applicable insurance coverage under a policy maintained by the corporation or any other person.

     Expenses incurred by a director of the corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he is or was a director of the corporation (or was serving at the corporation's request as a director or officer of another corporation) shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized by relevant sections of the General Corporation Law of Delaware. Notwithstanding the foregoing, the corporation shall not be required to advance such expenses to an agent who is a party to an action, suit or proceeding brought by the corporation and approved by a majority of the Board of Directors of the corporation which alleges willful misappropriation of corporate assets by such agent, disclosure of confidential information in violation of such agent's fiduciary or contractual obligations to the corporation or any other willful and deliberate breach in bad faith of such agent's duty to the corporation or its stockholders.

     The foregoing provisions of this Section 6 shall be deemed to be a contract between the corporation and each director who serves in such capacity at any time while this Bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

     The Board of Directors in its discretion shall have power on behalf of the corporation to indemnify any person, other than a director, made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate, is or was an officer or employee of the corporation.

     To assure indemnification under this Section 6 of all directors, officers and employees who are determined by the corporation or otherwise to be or to have been "fiduciaries" of any employee benefit plan of the corporation which may exist from time to time, Section 145 of the General Corporation Law of Delaware shall, for the purposes of this Section 6, be interpreted as follows: an "other enterprise" shall be deemed to include such an employee benefit plan, including without limitation, any plan of the corporation which is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to time; the corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed "fines."

                                  ARTICLE VIII

                                   AMENDMENTS

     Section 1. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of holders of at least 66 2/3% vote of the outstanding voting stock of the corporation. These Bylaws may also be altered, amended or repealed or new Bylaws may be adopted by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation. The foregoing may occur at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.

                         CERTIFICATE OF ADOPTION BY THE
                                  SECRETARY OF
                            NETWORK APPLIANCE, INC.

     The undersigned, Andrew Kryder, hereby certifies that he is the duly elected and acting Secretary of Network Appliance, Inc., a Delaware corporation (the "Corporation"), and that the Bylaws attached hereto constitute the Bylaws of said Corporation as duly adopted by the Board of Directors and the Stockholders of the Corporation and as in effect on the date hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his name this
     day of             , 2001.

                                          --------------------------------------
                                          Andrew Kryder
                                          Secretary

                                                                      APPENDIX E

                            NETWORK APPLIANCE, INC.
                             1999 STOCK OPTION PLAN

                 AS AMENDED AND RESTATED THROUGH AUGUST 9, 2001

                                  ARTICLE ONE

                               GENERAL PROVISIONS

I. Purpose of the Plan

     This 1999 Stock Option Plan is intended to promote the interests of Network Appliance, Inc., a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     All share numbers in this document reflect (i) the 2-for-1 split of the Common Stock effected on December 20, 1999 and (ii) the 2-for-1 split of the Common Stock effected on March 22, 2000.

II. Structure of the Plan

     A.  The Plan shall be divided into two separate equity programs:

          (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

          (ii) the Automatic Option Grant Program under which non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

     B. The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III. Administration of the Plan

     A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant Program with respect to Section 16 Insiders. Administration of the Discretionary Option Grant Program with respect to all other eligible persons may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer that program with respect to all such persons.

     B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program under its jurisdiction or any stock option thereunder.

     D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary

Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

     E. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

IV. Eligibility

     A. The persons eligible to participate in the Discretionary Option Grant Program are as follows:

          (i) Employees, and

          (ii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine which eligible persons are to receive option grants under the Discretionary Option Grant Program, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

     C. Only non-employee Board members shall be eligible to participate in the Automatic Option Grant Program.

V. Stock Subject to the Plan

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 41,600,000 shares. Such authorized share reserve is comprised of (i) the 13,200,000 shares of Common Stock initially authorized for issuance under the Plan, (ii) an additional increase of 15,000,000 shares authorized by the Board on August 17, 2000 and approved by the shareholders at the 2000 Annual Meeting, plus (iii) an additional increase of 13,400,000 shares authorized by the Board on August 9, 2001, subject to shareholder approval at the 2001 Annual Meeting. Such authorized share reserve shall be in addition to the number of shares of Common Stock reserved for issuance under the Corporation's 1995 Stock Incentive Plan and the Corporation's Special Non-Officer Stock Option Plan, and share issuances under this Plan shall not reduce or otherwise affect the number of shares of Common Stock available for issuance under the 1995 Stock Incentive Plan or the Special Non-Officer Stock Option Plan. In addition, share issuances under such plans shall not reduce or otherwise affect the number of shares of Common Stock available for issuance under this Plan.

     B. No one person participating in the Plan may receive stock options under the Plan for more than 3,000,000 shares of Common Stock in the aggregate per calendar year.

     C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation/regrant provisions of Article Two. In addition, any unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. Should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of exercised option shares under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or the gross number of exercised option shares which vest, and not by the net number of shares of Common Stock issued to the holder of such option or exercised option shares.

     D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be made subsequently under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I. Option Terms

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A.  Exercise Price.

     1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the forms specified below:

          (i) cash or check made payable to the Corporation,

          (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

          (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C.  Effect of Termination of Service.

     1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

          (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

          (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

          (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

          (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

     2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

          (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

          (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

     D. Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee's death. However, Non-Statutory Options may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or the Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan, or to the Optionee's former spouse pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II. Incentive Options

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

     A.  Eligibility. Incentive Options may only be granted to Employees.

     B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     C. 10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. Corporate Transaction/Change in Control

     A. Each option, to the extent outstanding under the Plan at the time of a Corporate Transaction but not otherwise exercisable for all the option shares, shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options under the Plan per calendar year.

     E. The Plan Administrator shall have full power and authority to grant options under the Plan which will automatically accelerate in whole or in part in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one
(1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest at that time.

     F. The Plan Administrator shall have full power and authority to grant options under the Plan which will automatically accelerate in whole or in part in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one
(1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest at that time.

     G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Qualified Option under the Federal tax laws.

     H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. Cancellation and Regrant of Options

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date. However, any such option cancellation/regrant program shall be subject to the following two limitations:

          (i) only options held by Employees who are neither executive officers of the Corporation nor members of the Board may be so cancelled and regranted; and

          (ii) the total number of shares subject to options which are so cancelled and regranted from time to time pursuant to this Section IV shall not in the aggregate exceed ten percent (10%) of the total number of shares of Common Stock authorized for issuance under the Plan.

                                 ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM

     On August 17, 2000, the Board approved the following changes to the Automatic Option Grant Program which became effective when approved by the shareholders at the 2000 Annual Meeting: (i) reduced the number of shares of Common Stock for which option grants are to be made to new non-employee Board members under the Automatic Option Grant Program from 160,000 shares (as adjusted to reflect the two splits of the Common Stock which have occurred since the implementation of the Plan) to 40,000 shares and (ii) reduced the number of shares of Common Stock for which option grants are to be made to continuing non-employee Board members under the Automatic Option Grant Program from 40,000 shares (as adjusted to reflect the two splits of the Common Stock which have occurred since the implementation of the Plan) to 15,000 shares.

     On August 9, 2001, the Board approved the following changes to the Automatic Option Grant Program to become effective upon shareholder approval at the 2001 Annual Meeting: (i) increase the number of shares of Common Stock for which option grants are to be made to new non-employee Board members under the Automatic Option Grant Program from 40,000 shares to 55,000 shares and (ii) modify the vesting schedule applicable to each such option grants from four (4) successive equal annual installments to the vesting of 25,000 shares after one
(1) year of Board service and the balance in three (3) successive equal annual installments thereafter.

I. Option Terms

     A.  Grant Dates. Option grants shall be made on the dates specified below:

          1. Each individual who is first elected or appointed as a non-employee Board member on or after the date of the 2000 Annual Shareholders Meeting and prior to the date of the 2001 Annual Shareholders Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 40,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any Parent or Subsidiary). Each individual who is first elected or appointed as a non-employee Board member at any time on or after the date of the 2001 Annual Shareholders Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 55,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any Parent or Subsidiary).

          2. On the date of each Annual Shareholders Meeting, beginning with the 2000 Annual Meeting, each individual who is to continue to serve as a non-employee Board member shall automatically be granted a Non-Statutory Option to purchase 15,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 15,000-share option grants any one non-employee Board member may receive over his or her period of Board service.

          3. Shareholder approval of the 2001 Restatement shall constitute pre-approval of each option grant made under this Automatic Option Grant Program on or after the date of the 2001 Annual Meeting and the subsequent exercise of that option in accordance with the terms and conditions of this Article Three and the stock option agreement evidencing such grant.

          4. The Automatic Option Grant Program under this Plan supersedes and replaces the Automatic Option Grant Program previously in effect for the non-employee Board members under the Corporation's 1995 Stock Incentive Plan. That latter program terminated upon shareholder approval of the Plan at the 1999 Annual Shareholders Meeting, and no further option grants shall be made to the non-employee Board members under that program. All options granted to the non-employee Board members on or after the date of the 1999 Annual Shareholders Meeting, whether upon their initial election or appointment to the Board or upon their re-election at one or more of the Corporation's subsequent Annual Shareholder Meetings, shall be effected solely and exclusively in accordance with the terms and provisions of this Article Three, as in effect from time to time.

     B.  Exercise Price.

     1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

     D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares.

          1. The shares subject to each 40,000-share grant made to a newly elected or appointed non-employee Board member on or after the date of the 2000 Annual Shareholders Meeting and prior to the date of the 2001 Annual Shareholders Meeting shall vest, and the Corporation's repurchase right with respect to those shares shall lapse, in a series of four (4) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

          2. The shares subject to each 55,000-share grant made to a newly elected or appointed non-employee Board member on or after the date of the 2001 Annual Shareholders Meeting shall vest, and the Corporation's repurchase right with respect to those shares shall lapse, as follows: (x) 25,000 shares shall vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date, and (y) the balance of the shares shall vest in a series of three (3) successive equal annual installments upon the Optionee's completion of each additional year of Board service over the three (3) year-period measured from the first anniversary of the option grant date.

          3. The shares subject to each annual 15,000-share grant shall vest, and the Corporation's repurchase right with respect to those shares shall lapse, upon the Optionee's continuation in Board service through the day immediately preceding the date of the next Annual Shareholders Meeting following the option grant date.

     E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

          (i) The Optionee (or, in the event of the Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve
     (12)-month period following the date of such cessation of Board service in which to exercise each such option.

          (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of shares of Common Stock in which the Optionee is vested at the time of his or her cessation of Board service.

          (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

          (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding with respect to any and all shares in which the Optionee is not otherwise at that time vested.

II. Corporate Transaction/Change in Control

     A. The shares of Common Stock subject to each outstanding option at the time of a Corporate Transaction but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of that Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     B. The shares of Common Stock subject to each outstanding option at the time of a Change in Control but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of that Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term.

     C. All repurchase rights of the Corporation outstanding under the Automatic Option Grant Program at the time of a Corporate Transaction or Change in Control shall automatically terminate at that time, and the shares of Common Stock subject to those terminated rights shall immediately vest.

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III. Remaining Terms

     The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FOUR

                                 MISCELLANEOUS

I. Tax Withholding

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

          (i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          (ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

II. Effective Date and Term of the Plan

     The Plan became effective on the Plan Effective Date and shall remain in effect until the earliest of (i) August 16, 2009, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares pursuant to option exercises under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding stock options and unvested stock issuances made pursuant to option exercises shall continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

III. Amendment of the Plan

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, subject to any shareholder approval which may be required pursuant to applicable laws or regulations, provided, however, that the Board may not, without shareholder approval, (i) increase the number of shares of Common Stock authorized for issuance under the Plan, or (ii) materially increase the benefits offered to participants under the 1999 Plan. No amendment or modification shall adversely affect any rights and obligations with respect to options or unvested shares of Common Stock at the time outstanding under the Plan unless the Optionee or holder of such unvested shares consents to such amendment or modification.

     B. The Plan was amended on August 17, 2000 to increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 15,000,000 shares. The amendment was approved by the shareholders at the 2000 Annual Meeting, and no option grants were made on the basis of the 15,000,000-share increase, until such shareholder approval was obtained.

     C. The Plan was amended on August 9, 2001 to: (i) increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 13,400,000 shares, (ii) increase the number of shares of Common Stock for which option grants are to be made to newly elected or appointed non-employee Board members under the Automatic Option Grant Program from 40,000 shares to 55,000 shares and (iii) modify the vesting schedule applicable to such option grants from four (4) successive equal annual installments to the vesting of 25,000 shares after one (1) year of Board service and the balance in three (3) successive equal annual installments. Such amendment is subject to shareholder approval at the 2001 Annual Meeting and shall not become effective unless such shareholder approval is obtained.

     D. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under such program are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess grants are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV. Regulatory Approvals

     A. The implementation of the Plan, the granting of any option under the Plan and the issuance of any shares of Common Stock upon the exercise of such option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

V. Use of Proceeds

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI. No Employment/Service Rights

     Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

     The following definitions shall be in effect under the Plan:

     A. Automatic Option Grant Program shall mean the automatic option grant program in effect under Article Three of the Plan.

     B.  Board shall mean the Corporation's Board of Directors.

     C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

          (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders, or

          (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     D.  Code shall mean the Internal Revenue Code of 1986, as amended.

     E.  Common Stock shall mean the Corporation's common stock.

     F. Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     G. Corporation shall mean Network Appliance, Inc., a California corporation, and any corporate successor to all or substantially all of the assets or voting stock of Network Appliance, Inc. which shall by appropriate action adopt the Plan.

     H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under Article Two of the Plan.

     I. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     J. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     L. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     M. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     N. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

     O.  1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     P. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     Q. Optionee shall mean any person to whom an option is granted under the Plan.

     R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     S. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     T. Plan shall mean the Corporation's 1999 Stock Option Plan, as set forth in this document.

     U. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under such program with respect to the persons under its jurisdiction.

     V. Plan Effective Date shall mean August 17, 1999, the date on which the Board adopted the Plan.

     W. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to Section 16 Insiders.

     X. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to eligible persons other than Section 16 Insiders.

     Y. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     Z. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

     AA. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

     BB. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     CC. 10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

     DD. Withholding Taxes shall mean the Federal, state and local income and employment withholding taxes to which the holder of Non-Statutory Options or unvested shares of Common Stock becomes subject in connection with the exercise of those options or the vesting of those shares.

                                                                      APPENDIX F

                             NETWORK APPLIANCE, INC
                          EMPLOYEE STOCK PURCHASE PLAN

                AS AMENDED AND RESTATED EFFECTIVE AUGUST 9, 2001

I. Purpose of the Plan

     This Employee Stock Purchase Plan is intended to promote the interests of Network Appliance, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under
Section 423 of the Code.

     Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     The provisions of this August 2001 restatement (the "2001 Restatement") shall become effective with the offering period commencing December 3, 2001 and shall not have any force or effect prior to such date.

     All share numbers which appear in this 2001 Restatement reflect (i) the two-for-one split of the Common Stock effected on December 19, 1997, (ii) the two-for-one split of the Common Stock effected on December 22, 1998, (iii) the two-for-one split of the Common Stock effected on December 21, 1999, and (iv) the two-for-one split of the Common Stock effected on March 23, 2000.

II. Administration of the Plan

     The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III. Stock Subject to Plan

     A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Eleven Million Two Hundred Thousand (11,200,000) shares, including (i) an increase of One Million Six Hundred Thousand (1,600,000) shares authorized by the Board on August 11, 1998 and approved by the shareholders on October 8, 1998, (ii) an increase of One Million (1,000,000) shares authorized by the Board on August 17, 1999 and approved by the shareholders on October 26, 1999, plus (iii) an increase of Three Million (3,000,000) shares authorized by the Board on August 9, 2001, subject to shareholder approval at the 2001 Annual Meeting.

     B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan,
(ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable in total by all Participants on any one Purchase Date under the Plan and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV. Offering Periods

     A. Shares of Common Stock shall be offered for purchase under the Plan through a series of overlapping offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

     B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date of such offering period. Offering periods shall commence at semi-annual intervals on the first business day of June and December each year over the remaining term of the Plan. Accordingly, two (2) separate offering periods shall commence in each calendar year the 2001 Restatement remains in existence. However, the initial offering period under the 2001 Restatement shall begin on the first business day in December 2001 and end on the last business day in November 2003.

     NOTE: Prior to December 3, 2001, shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods, each with a maximum duration of twenty-four (24) months. The last such offering period began on the first business day in December 1999 and shall terminate on November 30, 2001

     C. Each offering period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in June each year to the last business day in November of the same year and from the first business day in December each year to the last business day in May of the following year.

     D. Should the Fair Market Value per share of Common Stock on any Purchase Date within any offering period beginning on or after December 3, 2001 be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then the individuals participating in such offering period shall, immediately after the purchase of shares of Common Stock on their behalf on such Purchase Date, be transferred from that offering period and automatically enrolled in the next offering period commencing after such Purchase Date.

V. Eligibility

     A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date. However, an Eligible Employee may participate in only one offering period at a time.

     B. Except as otherwise provided in Section IV.D, an Eligible Employee must, in order to participate in the Plan for a particular offering period, complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before the start date of that offering period.

VI. Payroll Deductions

     A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized by a Participant shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

          (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

          (ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective as of the start date of the first Purchase Interval following the filing of such form.

     B. Payroll deductions on behalf of the Participant shall begin on the first pay day following the start date of the offering period in which he or she is enrolled and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

     C. Payroll deductions shall automatically cease upon the Participant's withdrawal from the offering period or the termination of his or her purchase right in accordance with the provisions of the Plan.

     D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

     E. The Plan Administrator shall have the discretion, exercisable prior to the start date of any offering period under the Plan, to determine whether the payroll deductions authorized by Participants during such offering period shall be calculated as a percentage of Base Salary or Cash Earnings.

VII. Purchase Rights

     A. Grant of Purchase Right. A Participant shall be granted a separate purchase right for each offering period in which he or she is enrolled. The purchase right shall be granted on the start date of the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments during that offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

     Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

     B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

     C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the particular offering period in which he or she is enrolled shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

     D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the particular offering period in which he or she is enrolled shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed One Thousand Five Hundred (1,500) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. The maximum number of shares of Common Stock purchasable in total by all participants on any one Purchase Date shall not exceed One Million (1,000,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant and in total by all Participants enrolled in that particular offering period on each Purchase Date which occurs during that offering period.

     E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant or in total by all Participants on the Purchase Date shall be promptly refunded.

     F. Suspension of Payroll Deductions. In the event that a Participant is, by reason of the accrual limitations in Article VIII, precluded from purchasing additional shares of Common Stock on one or more Purchase Dates during the offering period in which he or she is enrolled, then no further payroll deductions shall be collected from such Participant with respect to those Purchase Dates. The suspension of such deductions shall not terminate the Participant's purchase right for the offering period in which he or she is enrolled, and payroll deductions shall automatically resume on behalf of such Participant once he or she is again able to purchase shares during that offering period in compliance with the accrual limitations of Article VIII.

     G. Withdrawal from Offering Period. The following provisions shall govern the Participant's withdrawal from an offering period under the Plan:

          (i) A Participant may withdraw from the offering period in which he or she is enrolled by filing the appropriate form with the Plan Administrator (or its designate) at any time prior to the next scheduled Purchase Date in the offering period, and no further payroll deductions shall be collected from the Participant with respect to that offering period. Any payroll deductions collected during the Purchase Interval in which such withdrawal occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time the Participant withdraws from the offering period, then the payroll deductions collected with respect to the Purchase Interval in which such withdrawal occurs shall be refunded as soon as possible.

          (ii) The Participant's withdrawal from the offering period shall be irrevocable, and the Participant may not subsequently rejoin that offering period. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of that offering period.

     H. Termination of Eligible Employee Status. Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (i) within ninety (90) days following the commencement of such leave or (ii) prior to the expiration of any longer period for which such Participant's right to reemployment with the Corporation is guaranteed by either statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence which exceeds in duration the applicable time period shall be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of any offering period in which he or she wishes to participate.

     I. Change in Control. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions of each Participant for the Purchase Interval in which such Change in Control occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the offering period in which the Participant is enrolled at the time of such Change in Control or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Control. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of shares of Common Stock purchasable in total by all Participants on any one Purchase Date.

     The Corporation shall use its best efforts to provide at least ten (10) days prior written notice of the occurrence of any Change in Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change in Control.

     J. Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed either (i) the maximum limitation on the number of shares purchasable in total by all Participants on such date or (ii) the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

     K. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

     L. Shareholder Rights. A Participant shall have no shareholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII. Accrual Limitations

     A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

     B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

          (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period in which such right remains outstanding.

          (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

     C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

     D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX. Effective Date and Term of the Plan

     A. The Plan was adopted by the Board on September 26, 1995 and was subsequently approved by the shareholders and became effective at the Effective Time. The Plan was amended by the Board on August 11, 1998 (the "1998 Amendment") to increase the maximum number of shares of Common Stock authorized for issuance under the Plan by an additional One Million Six Hundred Thousand (1,600,000) shares. The 1998 Amendment was approved by the shareholders at the 1998 Annual Meeting. On August 17, 1999, the Board amended the Plan to (i) increase the maximum number of shares of Common Stock authorized for issuance under the Plan by an additional One Million (1,000,000) shares and (ii) make amendments to certain administrative provisions of the Plan (the "1999 Amendment"). The 1999 Amendment was approved by the shareholders on October 26, 1999.

     B. This 2001 Restatement was adopted by the Board on August 9, 2001 and effects the following changes to the Plan: (i) increase the number of shares authorized for issuance under the Plan by an additional three million (3,000,000) shares, (ii) implement a series of overlapping twenty-four
(24)-month offering periods beginning at semi-annual intervals each year, (iii) establish a series of semi-annual purchase dates within each such offering period, (iv) reduce the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date after November 30, 2001 from twelve thousand (12,000) shares to one thousand five hundred (1,500) shares, (v) limit the number of shares of Common Stock purchasable in total by all Participants on any one Purchase Date after November 30, 2001 to One Million (1,000,000) shares,
(vi) extend the maximum term of the Plan until the last business day in May 2011 and (vii) revise certain provisions of the Plan document in order to facilitate the administration of the Plan. No purchase rights shall be exercised under the Plan, and no shares of Common Stock shall be issued, on the basis of the 3,000,000-share increase authorized by the 2001 Restatement, unless such restatement is approved by the shareholders at the 2001 Annual Stockholders Meeting.

     C. The Corporation shall comply with all applicable requirements of the 1933 Act (including the registration of such additional shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of the Nasdaq National Market with respect to those shares, and all other applicable requirements established by law or regulation.

     D. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in May 2011, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Change in Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

X. Amendment of the Plan

     A. The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Corporation will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan at the Effective Time be subsequently revised so as to require the recognition of compensation expense in the absence of such amendment or termination.

     B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation's shareholders:
(i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) modify the requirements for eligibility to participate in the Plan.

XI. General Provisions

     A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

     B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

     C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                   SCHEDULE A

                         CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN
                              AS OF AUGUST 9, 2001

                            Network Appliance, Inc.

                                    APPENDIX

     The following definitions shall be in effect under the Plan:

     A. Base Salary shall mean the regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan. Such Base Salary shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall not be included in Base
Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code
Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

     B.  Board shall mean the Corporation's Board of Directors.

     C. Cash Earnings shall mean the (i) base salary payable to a Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan plus (ii) all overtime payments, bonuses, commissions, current profit-sharing distributions and other incentive-type payments received during such period. Such Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Cash Earnings shall not include any contributions (other than Code Section 401(k) or Code Section 125 contributions deducted from such Cash Earnings) made by the Corporation or any Corporate Affiliate on the Participant's behalf to any employee benefit or welfare plan now or hereafter established.

     D. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction,

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation; or

          (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders.

     E.  Code shall mean the Internal Revenue Code of 1986, as amended.

     F.  Common Stock shall mean the Corporation's common stock.

     G. Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

     H. Corporation shall mean Network Appliance, Inc., a California corporation, and any corporate successor to all or substantially all of the assets or voting stock of Network Appliance, Inc. which shall by appropriate action adopt the Plan.

     I. Effective Time shall mean the time at which the underwriting agreement for the Corporation's initial public offering of the Common Stock was executed and finally priced. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

     J. Eligible Employee shall mean any person who is employed by a Participating Company on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

     K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     L.  1933 Act shall mean the Securities Act of 1933, as amended.

     M. Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

     N. Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of August 9, 2001 are listed in attached Schedule A.

     O. Plan shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document.

     P. Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

     Q.  Purchase Date shall mean the last business day of each Purchase
Interval.

     R. Purchase Interval shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

     S. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

                            NETWORK APPLIANCE, INC.

       PLEASE MARK VOTE IN OVAL THE FOLLOWING MANNER USING DARK INK ONLY.


1.    ELECTION OF DIRECTORS:       Nominees:                  For         Withhold        For All
                                                              All            All           Except
      01 Daniel J. Warmenhoven     02 Donald T.               (_)            (_)            (_)
                                   Valentine
      03 Sanjiv Ahuja              04 Carol A. Bartz
      05 Michael R. Hallman        06 Sachio Semmoto
      07 Robert T. Wall

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write such name or names in the space provided below.)


--------------------------------------------------

2.    Approve a 13,400,000 share increase in the            For          Against        Abstain
      maximum number of shares of Common Stock              (_)            (_)            (_)
      authorized for issuance under the Company's
      1999 Stock Option Plan and effect certain
      changes to the automatic option grant program
      in effect for the non-employee Directors.

3.    Approve a 3,000,000 share increase in the             (_)            (_)            (_)
      maximum number of shares of Common Stock
      authorized for issuance under the Employee
      Stock Purchase Plan by 3,000,000 and extend the
      term of the Plan to the last business day of
      May 2011.

4.    Approve the Company's reincorporation under the       (_)            (_)            (_)
      laws of Delaware.

5.    Ratify the appointment of Deloitte and Touche         (_)            (_)            (_)
      LLP as independent accountants of the Company
      for the fiscal year ending April 26, 2002.

6.    Transact any other business which may properly        (_)            (_)            (_)
      come before the meeting and any adjournment or
      postponement thereof.

The Board of Directors recommends a vote FOR each of the above proposals. This proxy will be voted as directed, or, if no direction is indicated, will be voted FOR each of the above proposals and at the discretion of the persons named as proxies, upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is voted.


                                            Dated: __________________, 2001

                                            Signature
                                                     ---------------------------


                                            ------------------------------------
                                            Signature if held jointly

(Please sign exactly as shown on your stock certificate and on this proxy form. When signing as a partner, corporate officer, attorney, executor, administrator, trustee, guardian or in any other representative capacity, give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)

                             NETWORK APPLIANCE, INC.

          This Proxy Is Solicited on Behalf of the Board of Directors.

Daniel J. Warmenhoven and Jeffry R. Allen or either of them, are hereby appointed as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution) to represent and to vote all shares of capital stock of Network Appliance, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Shareholders on October 18, 2001, and at any adjournments or postponements thereof as follows:

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                     PROMPTLY, USING THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side.)


--------------------------------------------------------------------------------
                   (arrow up) FOLD AND DETACH HERE (arrow up)

                             YOUR VOTE IS IMPORTANT!

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                     PROMPTLY, USING THE ENCLOSED ENVELOPE.